UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-05207

ALLIANCEBERNSTEIN INCOME FUND, INC.

(Exact name of registrant as specified in charter)

1345 Avenue of the Americas, New York, New York 10105

(Address of principal executive offices) (Zip code)

Joseph J. Mantineo

AllianceBernstein L.P.

1345 Avenue of the Americas

New York, New York 10105

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 221-5672

Date of fiscal year end: December 31, 2012

Date of reporting period: December 31, 2012

ITEM 1.	REPORTS TO STOCKHOLDERS.

ANNUAL REPORT

AllianceBernstein Income Fund

(ACG)

December 31, 2012

Annual Report

Investment Products Offered

•Are Not FDIC Insured •May Lose Value •Are Not Bank Guaranteed

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein’s website at www.alliancebernstein.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AllianceBernstein® at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AllianceBernstein family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the manager of the funds.

AllianceBernstein® and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.

February 14, 2013

Annual Report

This report provides management’s discussion of performance for AllianceBernstein Income Fund (the “Fund”) for the annual reporting period ended December 31, 2012. The Fund is a closed-end fund that trades on the New York Stock Exchange.

Investment Objectives and Policies

The Fund is designed to provide high current income consistent with the preservation of capital. The Fund normally invests at least 80% of its net assets in income-producing securities. The Fund normally invests at least 65% of its total assets in securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, and repurchase agreements pertaining to U.S. government securities. The Fund may also invest up to 35% of its assets in other fixed income securities, including those issued by nongovernmental issuers in the U.S. and those issued by foreign governments. The Fund may invest up to 35% of its net assets in below-investment grade securities. Additionally, the Fund may utilize other investment instruments, including options, swaps, forwards and futures, and may employ leverage. For more information regarding the Fund’s risks, please see “A Word About Risk” on pages 3-4 and “Note E—Risks Involved in Investing in the Fund” of the Notes to Financial Statements on pages 58-59.

Investment Results

The table on page 5 provides performance data for the Fund and its benchmark, the Barclays Capital (“BC”) U.S. Aggregate Bond Index, for the six- and 12-month periods ended December 31, 2012.

The Fund outperformed its benchmark and provided solid absolute returns for both periods. Sector positioning and security selection were positive drivers of the outperformance. Within the Fund’s sector positioning, exposure to high-yield and U.S. dollar-denominated emerging market debt, as well as an underweight to agency mortgages, contributed positively. An overweight to Treasuries detracted. Within the Fund’s security selection, investment-grade corporates, particularly within the Fund’s bank holdings, were positive. Selection in the Fund’s commercial mortgage-back securities (“CMBS”) and sovereign/quasi-sovereign holdings also added to returns. Security selection within high-yield holdings was a modest detractor.

For both periods, yield curve positioning, specifically an overweight in the intermediate part of the yield curve, was a positive contributor to the Fund’s outperformance. The Fund utilized interest rate derivatives to manage overall interest rate risk and yield curve positioning. The Fund also utilized currency forwards for both hedging and investment purposes; overall currency exposure contributed positively for both periods. The Fund’s short position in the Japanese yen and long exposure to the Mexican peso helped; a short position in the euro, however, modestly detracted. The Fund utilized currency options for hedging purposes, which had an immaterial impact during both periods.

The Fund utilized leverage through reverse repurchase agreements at favorable rates, and reinvested the proceeds into higher-yielding securities. Leverage

ALLIANCEBERNSTEIN INCOME FUND •	1

was a positive contributor for both periods. The Fund also utilized credit default swaps both as a hedge against cash and to gain corporate exposure, which had an immaterial impact for both periods.

Market Review and Investment Strategy

Volatility continued during the first half of 2012, as markets remained correlated with ongoing European debt sentiment and perceptions of the overall health of the global economy. Swings between “risk-on” and “risk off” reflected uncertainty created by the protracted sovereign debt crisis in Europe, the looming fiscal policy crisis in the U.S., and questions as to whether economies such as China and Brazil were headed for a hard or soft economic landing.

Global risk aversion eased in the second half of 2012, prompted by positive global central bank policy initiatives. Investors, already buoyed by the U.S. Federal Reserve’s extension of its quantitative easing program in the third quarter, took heart from similar actions by the Bank of Japan and official rate cuts by a number of central banks, including the Reserve Bank of Australia. The approval of a new austerity package by Greece’s parliament appeared to reduce Greece’s risk of being forced out of the European Union, while the outcomes of leadership selection processes in the U.S. and China added to an improved sense of political certainty. Although broader uncertainties persisted, these developments appeared to have given investors a greater sense of clarity regarding short-term risks.

For the year, credit sectors provided positive returns and outperformed government securities as spreads continued to narrow, as measured by the benchmark. Within the high-grade fixed-income market, investment-grade corporates provided the strongest returns, followed by CMBS. Higher-risk assets provided generally positive returns for the year, with both U.S. dollar-denominated emerging markets and high yield advancing as the market environment improved for taking risk.

The level of risk in the Fund was moderate and risk was focused mainly in its diversified overweight to credit. U.S. corporations remained in strong financial condition. Corporate (non-financial) fundamentals, however, began to exhibit mid- to late-cycle behavior in the U.S., where revenue growth was still positive but the rate of growth decelerated, primarily due to macroeconomics. In the view of the Fund’s investment management team, corporate supply and demand dynamics remain favorable, despite a weaker growth environment. High-yield fundamentals also generally remained positive with anticipated default rates remaining low. Finally, the Fund maintained exposure to government debt, which helped to hedge the Fund’s credit risk. Government exposure, mostly in the U.S., was concentrated in intermediate maturities, where the yield curve was steepest.

2	• ALLIANCEBERNSTEIN INCOME FUND

DISCLOSURES AND RISKS

Benchmark Disclosure

The unmanaged Barclays Capital U.S. Aggregate Bond Index does not reflect fees and expenses associated with the active management of a mutual fund portfolio. The BC U.S. Aggregate Bond Index represents the performance of securities within the U.S. investment grade fixed-rate bond market, with index components for government and corporate securities, mortgage pass-through securities, asset-backed securities, and commercial mortgage backed securities. The Index is not leveraged, whereas the Fund utilizes leverage. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Fund.

A Word About Risk

Until May 22, 2009, the Fund participated in a credit facility for the purpose of utilizing investment leverage. The Fund continues to utilize leverage through entering into reverse repurchase agreements and may also utilize other techniques such as dollar rolls. In addition, the Fund may borrow money in the future through participation in credit facilities, direct bank borrowings, or otherwise. Reverse repurchase agreements involve sales by the Fund of portfolio assets concurrently with an agreement by the Fund to repurchase the same assets at a later date at a fixed price. Generally, the effect of such a transaction is that the Fund can recover all or most of the cash invested in the portfolio securities involved during the term of the reverse repurchase agreement, while it will be able to keep the interest income associated with those portfolio securities. Such transactions are only advantageous if the interest cost to the Fund of the reverse repurchase agreement transaction is less than the return on the leveraged portion of the Fund’s investment portfolio. The Fund may enter into dollar rolls in which the Fund sells securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type and coupon) securities on a specified future date. During the roll period, the Fund forgoes principal and interest paid on the securities. The Fund is compensated by the difference between the current sales price and the lower forward price for the future purchase (often referred to as the “drop”) as well as the interest earned on the cash proceeds of the initial sale. Reverse repurchase agreements and dollar rolls are speculative techniques and are considered borrowings by the Fund.

Leverage may result in higher returns to the Fund than if the Fund were not leveraged, but may also adversely affect returns, particularly if the market is declining. The risks of leverage also include potentially a higher volatility of the net asset value (“NAV”) of the Fund’s shares, potentially more volatility in the market value of the Fund’s shares, and the relatively greater effect on the NAV of the Fund’s shares caused by favorable or adverse changes in portfolio security values or currency exchange rates. In addition, changes in the interest rate environment can increase or decrease shareholder returns. The Fund maintains asset coverage of at least 300% with respect to borrowings.

To the extent that the current interest rate on the Fund’s indebtedness approaches the net return on the leveraged portion of the Fund’s investment portfolio, then the benefit to the shareholders will be reduced. If the rate payable by the Fund on indebtedness were to exceed the net return on the same portion of the portfolio, then this would result in a lower rate of return for the shareholders. Similarly, the use of leverage in a declining market can advance the decrease of the Fund’s NAV more so than if the Fund were not leveraged, which would likely be reflected in a greater decline in the market price for shares of the Fund than if the Fund were not leveraged. In extreme cases, if the Fund’s current investment income were not sufficient to meet interest payments on indebtedness or if the Fund failed to maintain the asset coverage required by the 1940 Act, then it could be necessary for the Fund to liquidate certain investments at a time when it may be disadvantageous to do so.

(Disclosures, Risks and Note about Historical Performance continued on next page)

ALLIANCEBERNSTEIN INCOME FUND •	3

Disclosures and Risks

DISCLOSURES AND RISKS

(continued from previous page)

Part of the Fund’s assets will be invested in foreign securities. A significant portion of the Fund’s investments in foreign securities is in emerging markets. Since the Fund invests in foreign currency denominated securities, fluctuations in NAV may be magnified by changes in foreign exchange rates. The Fund also may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures swaps and options. Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market or economic developments. The Fund may invest in high yield bonds or below investment grade securities (“junk bonds”). High yield bonds involve a greater risk of default and price volatility than other bonds.

While the Fund invests principally in fixed-income securities, in order to achieve its investment objectives, the Fund may at times use certain types of investment derivatives, such as options, futures, forwards and swaps. These instruments involve risks different from, and in certain cases, greater than, the risks presented by more traditional investments. These risks include the risk that the value of a derivative instrument may not correlate perfectly, or at all, with the value of the assets, reference rates or indices that they are designed to track. Other risks include: the possible absence of a liquid secondary market for a particular instrument and possible exchange-imposed price fluctuation limits, either of which may make it difficult or impossible to close out a position when desired, and the risk that the counterparty will not perform its obligation. Certain derivatives may have a leverage component and involve leverage risk. Adverse price movements in an instrument can result in a loss substantially greater than the Fund’s initial investment in that instrument (in some cases, the potential loss is unlimited).

An Important Note About Historical Performance

The performance on page 5 represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. All fees and expenses related to the operation of the Fund have been deducted. Performance assumes reinvestment of distributions and does not account for taxes.

AllianceBernstein Income Fund Shareholder Information

Weekly comparative NAV and market price information about the Fund is published each Saturday in Barron’s and in other newspapers in a table called “Closed End Funds”. Daily NAV and market price information, and additional information regarding the Fund, is available at www.alliancebernstein.com and www.nyse.com. For additional shareholder information regarding this Fund, please see page 66.

4	• ALLIANCEBERNSTEIN INCOME FUND

Disclosures and Risks

HISTORICAL PERFORMANCE

THE FUND VS. ITS BENCHMARK PERIODS ENDED DECEMBER 31, 2012	NAV Returns
	6 Months	12 Months
AllianceBernstein Income Fund	6.25%	12.15%

BC U.S. Aggregate Bond Index	1.80%	4.21%

The Fund’s market price per share on December 31, 2012 was $8.10. The Fund’s NAV price per share on December 31, 2012 was $8.89. For additional Financial Highlights, please see pages 62-63.

Please keep in mind that high, double-digit returns are highly unusual and cannot be sustained. Investors should also be aware that these returns were primarily achieved during favorable market conditions.

See Disclosures, Risks and Note about Historical Performance on pages 3-4.

ALLIANCEBERNSTEIN INCOME FUND •	5

Historical Performance

PORTFOLIO SUMMARY

December 31, 2012 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $2,159.4

*	All data are as of December 31, 2012. The Fund’s security type breakdown is expressed as a percentage of total investments and may vary over time. The Fund also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details). “Other” security type weightings represent 0.3% or less in the following types: Commercial Mortgage-Backed Securities, Common Stocks, Governments – Sovereign Agencies, Options Purchased – Puts and Warrants.

6	• ALLIANCEBERNSTEIN INCOME FUND

Portfolio Summary

PORTFOLIO SUMMARY

December 31, 2012 (unaudited)

*	All data are as of December 31, 2012. The Fund’s country breakdowns are expressed as a percentage of total investments and may vary over time. The Fund also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details). “Other” country weightings represent 0.3% or less in the following countries: Australia, Barbados, Belarus, China, Colombia, Croatia, El Salvador, France, Hong Kong, Hungary, Indonesia, Nigeria, Norway, Peru, Portugal, Romania, South Africa, Spain, Switzerland, United Arab Emirates and Venezuela.

ALLIANCEBERNSTEIN INCOME FUND •	7

Portfolio Summary

PORTFOLIO OF INVESTMENTS

December 31, 2012

		Principal Amount (000)	U.S. $ Value

GOVERNMENTS – TREASURIES – 93.1%
Brazil – 0.4%
Brazil Notas do Tesouro Nacional Series F 10.00%, 1/01/14	BRL	16,419	$8,226,996

Turkey – 0.5%
Turkey Government Bond 10.50%, 1/15/20	TRY	16,500	11,312,621

United States – 92.2%
U.S. Treasury Bonds 5.375%, 2/15/31	U.S.$	1,961	2,799,328
6.25%, 8/15/23		22,000	31,542,500
6.625%, 2/15/27		45,570	70,099,465
7.625%, 2/15/25		85,000	137,062,500
8.00%, 11/15/21(a)		76,780	118,559,146
8.50%, 2/15/20		3,700	5,569,654
8.75%, 8/15/20(a)		188,000	291,047,500
U.S. Treasury Notes 1.375%, 9/30/18(a)		332,724	342,030,163
1.50%, 8/31/18(a)		91,000	94,220,581
1.625%, 8/15/22(a)		98,000	97,356,924
1.875%, 10/31/17(a)		30,400	32,112,371
2.625%, 8/15/20(a)		358,400	393,568,000
2.625%, 11/15/20(b)		102,250	112,219,375
2.75%, 2/15/19(a)		67,100	74,297,549
U.S. Treasury STRIPS Zero Coupon, 5/15/17(a)(c)		194,750	189,590,878

			1,992,075,934

Total Governments – Treasuries (cost $1,931,243,564)			2,011,615,551

CORPORATES – NON-INVESTMENT GRADES – 17.1%
Industrial – 14.1%
Basic – 1.5%
AK Steel Corp. 7.625%, 5/15/20(a)		2,082	1,811,340
ArcelorMittal 5.75%, 8/05/20		2,500	2,505,027
6.75%, 2/25/22(a)		2,200	2,308,933
Arch Coal, Inc. 7.00%, 6/15/19(a)		2,100	1,953,000
Basell Finance Co. BV 8.10%, 3/15/27(d)		1,190	1,588,650
Calcipar SA 6.875%, 5/01/18(d)		687	700,740
Commercial Metals Co. 6.50%, 7/15/17		1,993	2,127,527
7.35%, 8/15/18		2,644	2,868,740

8	• ALLIANCEBERNSTEIN INCOME FUND

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Huntsman International LLC 5.50%, 6/30/16(a)	U.S.$	1,770	$1,772,213
LyondellBasell Industries NV 5.75%, 4/15/24(e)		3,300	3,877,500
Steel Dynamics, Inc. 7.625%, 3/15/20		3,000	3,315,000
Usiminas Commercial Ltd. 7.25%, 1/18/18(d)		4,263	4,731,930
Weyerhaeuser Co. 7.375%, 3/15/32		2,000	2,520,150

			32,080,750

Capital Goods – 2.1%
B/E Aerospace, Inc. 5.25%, 4/01/22		2,200	2,332,000
6.875%, 10/01/20		2,000	2,225,000
Ball Corp. 5.00%, 3/15/22		5,500	5,885,000
Berry Plastics Corp. 10.25%, 3/01/16		67	68,926
Bombardier, Inc. 7.50%, 3/15/18(d)		3,000	3,341,250
Building Materials Corp. of America 7.00%, 2/15/20(d)		635	692,150
7.50%, 3/15/20(d)		2,498	2,747,800
Clean Harbors, Inc. 5.25%, 8/01/20		1,200	1,251,000
CNH America LLC 7.25%, 1/15/16		2,000	2,250,000
Griffon Corp. 7.125%, 4/01/18		3,558	3,771,480
Huntington Ingalls Industries, Inc. 6.875%, 3/15/18		698	759,075
7.125%, 3/15/21		690	750,375
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer Lu 7.125%, 4/15/19		5,095	5,489,862
Sealed Air Corp. 6.875%, 7/15/33(d)		2,885	2,769,600
8.125%, 9/15/19(d)		1,127	1,267,875
8.375%, 9/15/21(d)		1,157	1,321,873
SPX Corp. 6.875%, 9/01/17		2,900	3,233,500
Summit Materials LLC/Summit Materials Finance Corp. 10.50%, 1/31/20(d)		1,599	1,718,925
United Rentals North America, Inc. 5.75%, 7/15/18(d)		2,550	2,747,625

			44,623,316

ALLIANCEBERNSTEIN INCOME FUND •	9

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Communications - Media – 2.3%
CCO Holdings LLC/CCO Holdings Capital Corp. 6.625%, 1/31/22	U.S.$	2,079	$2,271,308
Clear Channel Communications, Inc. 5.75%, 1/15/13		220	220,000
9.00%, 12/15/19(d)		92	84,180
Clear Channel Worldwide Holdings, Inc. 6.50%, 11/15/22(d)		5,000	5,174,380
CSC Holdings LLC 6.75%, 11/15/21(d)		5,000	5,543,750
Cumulus Media Holdings, Inc. 7.75%, 5/01/19(a)		672	660,240
DISH DBS Corp. 7.125%, 2/01/16		2,000	2,240,000
Hughes Satellite Systems Corp. 7.625%, 6/15/21		3,111	3,538,762
Intelsat Jackson Holdings SA 7.25%, 4/01/19		4,231	4,548,325
Lamar Media Corp. 5.875%, 2/01/22		5,500	5,967,500
LIN Television Corp. 8.375%, 4/15/18(a)		900	985,500
RR Donnelley & Sons Co. 8.25%, 3/15/19		2,984	3,013,840
Univision Communications, Inc. 6.875%, 5/15/19(d)		3,295	3,426,800
UPCB Finance III Ltd. 6.625%, 7/01/20(d)		2,200	2,356,750
Videotron Ltd. 5.00%, 7/15/22		2,255	2,364,931
Virgin Media Finance PLC 5.25%, 2/15/22		2,024	2,145,440
8.375%, 10/15/19 .		2,000	2,270,000
XM Satellite Radio, Inc. 7.625%, 11/01/18(d)		2,500	2,775,000

			49,586,706

Communications - Telecommunications – 0.5%
Frontier Communications Corp. 8.125%, 10/01/18		2,000	2,300,000
SBA Telecommunications, Inc. 5.75%, 7/15/20(d)		875	929,688
Sprint Nextel Corp. 9.00%, 11/15/18(d)		2,065	2,550,275
Sunrise Communications International SA 7.00%, 12/31/17(d)	EUR	1,585	2,269,952
Windstream Corp. 7.50%, 4/01/23	U.S.$	2,000	2,105,000
7.75%, 10/01/21		1,070	1,155,600

			11,310,515

10	• ALLIANCEBERNSTEIN INCOME FUND

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Consumer Cyclical - Automotive – 0.6%
American Axle & Manufacturing Holdings, Inc. 9.25%, 1/15/17(d)	U.S.$	1,506	$1,671,660
Delphi Corp. 5.875%, 5/15/19		654	701,415
6.125%, 5/15/21		491	545,010
Goodyear Dunlop Tires Europe BV 6.75%, 4/15/19(d)	EUR	1,500	2,123,471
Goodyear Tire & Rubber Co. (The) 7.00%, 5/15/22(a)	U.S.$	2,186	2,344,485
8.75%, 8/15/20		3,000	3,457,500
Schaeffler Finance BV 8.50%, 2/15/19(d)		1,200	1,356,000

			12,199,541

Consumer Cyclical - Entertainment – 0.0%
Pinnacle Entertainment, Inc. 8.75%, 5/15/20		841	908,280

Consumer Cyclical - Other – 0.9%
Broder Bros Co. 12.00%, 10/15/13(d)(f)		607	599,746
Choice Hotels International, Inc. 5.75%, 7/01/22		195	215,963
CityCenter Holdings LLC/CityCenter Finance Corp. 7.625%, 1/15/16(d)		2,000	2,135,000
Host Hotels & Resorts LP 9.00%, 5/15/17		2,000	2,140,000
MGM Resorts International 8.625%, 2/01/19(d)		4,315	4,811,225
NCL Corp., Ltd. 9.50%, 11/15/18		1,757	1,950,270
Royal Caribbean Cruises Ltd. 7.00%, 6/15/13		2,000	2,050,000
7.50%, 10/15/27(a)		1,100	1,243,000
Shea Homes LP/Shea Homes Funding Corp. 8.625%, 5/15/19		1,188	1,312,740
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp. 5.375%, 3/15/22(a)		3,400	3,612,500

			20,070,444

Consumer Cyclical - Restaurants – 0.1%
CKE Restaurants, Inc. 11.375%, 7/15/18(a)		2,000	2,300,000

Consumer Cyclical - Retailers – 0.9%
AutoNation, Inc. 6.75%, 4/15/18		481	543,530

ALLIANCEBERNSTEIN INCOME FUND •	11

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Burlington Coat Factory Warehouse Corp. 10.00%, 2/15/19	U.S.$	401	$433,080
JC Penney Corp., Inc. 5.65%, 6/01/20(a)		5,500	4,771,250
Limited Brands, Inc. 5.625%, 2/15/22		1,727	1,878,113
6.90%, 7/15/17		3,621	4,155,097
Rite Aid Corp. 8.00%, 8/15/20		3,200	3,656,000
Toys R US – Delaware, Inc. 7.375%, 9/01/16(a)(d)		3,206	3,278,135

			18,715,205

Consumer Non-Cyclical – 2.0%
Boparan Finance PLC 9.875%, 4/30/18(d)	GBP	2,400	4,420,128
CHS/Community Health Systems, Inc. 7.125%, 7/15/20	U.S.$	1,717	1,832,898
Emergency Medical Services Corp. 8.125%, 6/01/19		2,391	2,625,617
Fresenius Medical Care US Finance, Inc. 5.75%, 2/15/21(d)		2,125	2,273,750
HCA Holdings, Inc. 7.75%, 5/15/21		1,700	1,844,500
HCA, Inc. 8.50%, 4/15/19		1,895	2,112,925
Jaguar Holding Co. II/Jaguar Merger Sub, Inc. 9.50%, 12/01/19(d)		2,000	2,270,000
JBS Finance II Ltd. 8.25%, 1/29/18(d)		3,100	3,286,000
JBS USA LLC/JBS USA Finance, Inc. 8.25%, 2/01/20(d)		2,063	2,186,780
Kinetic Concepts, Inc./KCI USA, Inc. 10.50%, 11/01/18(d)		2,000	2,097,500
Party City Holdings, Inc. 8.875%, 8/01/20(d)		2,225	2,386,312
Post Holdings, Inc. 7.375%, 2/15/22(d)		1,639	1,795,729
Select Medical Corp. 7.625%, 2/01/15		27	27,034
Select Medical Holdings Corp. 6.429%, 9/15/15(e)		5,000	5,000,000
Valeant Pharmaceuticals International 6.875%, 12/01/18(d)		2,145	2,311,238
7.00%, 10/01/20(d)		2,200	2,392,500
7.25%, 7/15/22(d)		582	635,835
Vanguard Health Holding Co. II LLC/Vanguard Holding Co. II, Inc. 7.75%, 2/01/19		1,100	1,138,500
8.00%, 2/01/18		2,200	2,277,000

			42,914,246

12	• ALLIANCEBERNSTEIN INCOME FUND

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Energy – 1.7%
Antero Resources Finance Corp. 9.375%, 12/01/17	U.S.$	2,000	$2,195,000
Berry Petroleum Co. 6.375%, 9/15/22		3,107	3,231,280
Chesapeake Energy Corp. 6.625%, 8/15/20		2,435	2,611,537
Cie Generale de Geophysique – Veritas 9.50%, 5/15/16		857	919,133
Cimarex Energy Co. 5.875%, 5/01/22		2,331	2,552,445
Forest Oil Corp. 7.25%, 6/15/19		2,964	2,978,820
Hornbeck Offshore Services, Inc. 5.875%, 4/01/20		2,737	2,853,322
Oil States International, Inc. 6.50%, 6/01/19		1,960	2,087,400
Pacific Rubiales Energy Corp. 7.25%, 12/12/21(d)		4,300	4,966,500
Quicksilver Resources, Inc. 7.125%, 4/01/16(a)		471	376,800
SandRidge Energy, Inc. 7.50%, 2/15/23		2,270	2,428,900
8.125%, 10/15/22		2,100	2,299,500
SESI LLC 6.375%, 5/01/19		615	658,050
7.125%, 12/15/21		2,834	3,152,825
Tesoro Corp. 9.75%, 6/01/19		3,800	4,332,000

			37,643,512

Other Industrial – 0.1%
Brightstar Corp. 9.50%, 12/01/16(d)		1,600	1,704,000
Hologic, Inc. 6.25%, 8/01/20(d)		540	581,850

			2,285,850

Services – 0.4%
Live Nation Entertainment, Inc. 8.125%, 5/15/18(d)		1,820	1,961,050
Sabre, Inc. 8.50%, 5/15/19(d)		2,000	2,130,000
Service Corp. International/US 7.50%, 4/01/27		3,300	3,547,500
West Corp. 11.00%, 10/15/16		150	156,000

			7,794,550

ALLIANCEBERNSTEIN INCOME FUND •	13

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Technology – 0.8%
Amkor Technology, Inc. 6.625%, 6/01/21	U.S.$	3,000	$2,992,500
CDW LLC/CDW Finance Corp. 8.50%, 4/01/19		5,000	5,412,500
First Data Corp. 7.375%, 6/15/19(d)		4,500	4,668,750
Freescale Semiconductor, Inc. 10.125%, 12/15/16		104	107,120
10.125%, 3/15/18(d)		2,000	2,210,000
Sanmina Corp. 7.00%, 5/15/19(d)		1,830	1,866,600

			17,257,470

Transportation - Airlines – 0.2%
TAM Capital 2, Inc. 9.50%, 1/29/20(d)		751	835,488
TAM Capital 3, Inc. 8.375%, 6/03/21(d)		2,843	3,134,407

			3,969,895

			303,660,280

Utility – 1.7%
Electric – 1.4%
AES Corp./VA 8.00%, 10/15/17		4,000	4,620,000
Calpine Corp. 7.875%, 7/31/20(d)		2,880	3,232,800
CMS Energy Corp. 8.75%, 6/15/19		3,900	5,073,974
ComEd Financing III 6.35%, 3/15/33		3,462	3,583,170
Duquesne Light Holdings, Inc. 6.40%, 9/15/20(d)		2,140	2,588,360
EDP Finance BV 4.90%, 10/01/19(d)		255	252,650
6.00%, 2/02/18(d)		3,490	3,659,223
GenOn Americas Generation LLC 8.50%, 10/01/21		3,200	3,648,000
GenOn Energy, Inc. 7.875%, 6/15/17		2,100	2,320,500
NRG Energy, Inc. 8.25%, 9/01/20		1,300	1,456,000

			30,434,677

Natural Gas – 0.3%
Access Midstream Partners LP/ACMP Finance Corp. 6.125%, 7/15/22		1,123	1,210,033

14	• ALLIANCEBERNSTEIN INCOME FUND

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

El Paso LLC Series G 7.75%, 1/15/32	U.S.$	2,000	$2,349,986
Holly Energy Partners LP/Holly Energy Finance Corp. 6.50%, 3/01/20(d)		2,196	2,349,720

			5,909,739

			36,344,416

Financial Institutions – 1.3%
Banking – 0.5%
ABN Amro Bank NV 4.31%, 3/10/16	EUR	6,790	7,416,799
Citigroup, Inc. 5.95%, 1/30/23	U.S.$	2,300	2,328,750

			9,745,549

Brokerage – 0.1%
E*Trade Financial Corp. 6.375%, 11/15/19		2,834	2,904,850

Finance – 0.2%
Air Lease Corp. 5.625%, 4/01/17		1,483	1,571,980
Ally Financial, Inc. Series 8 6.75%, 12/01/14		2,640	2,851,200

			4,423,180

Insurance – 0.0%
Pearl Group Holdings No. 1 Ltd. 6.586%, 4/25/16	GBP	43	45,152

Other Finance – 0.4%
Aviation Capital Group Corp. 6.75%, 4/06/21(d)	U.S.$	4,235	4,377,719
Icahn Enterprises LP/Icahn Enterprises Finance Corp. 8.00%, 1/15/18		3,000	3,221,250
iPayment, Inc. 10.25%, 5/15/18		1,814	1,455,735

			9,054,704

REITS – 0.1%
SL Green Realty Corp./SL Green Operating Partnership/Reckson Operating Partnership 7.75%, 3/15/20		2,514	3,125,938

			29,299,373

Total Corporates – Non-Investment Grades (cost $341,766,046)			369,304,069

ALLIANCEBERNSTEIN INCOME FUND •	15

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

CORPORATES – INVESTMENT GRADES – 15.0%
Industrial – 6.6%
Basic – 0.4%
GTL Trade Finance, Inc. 7.25%, 10/20/17(d)	U.S.$	2,536	$2,916,400
Southern Copper Corp. 7.50%, 7/27/35		5,107	6,556,300

			9,472,700

Capital Goods – 0.9%
Embraer SA 5.15%, 6/15/22		1,494	1,635,930
Legrand France SA 8.50%, 2/15/25		10	13,263
Odebrecht Finance Ltd. 6.00%, 4/05/23(d)		5,791	6,695,844
Owens Corning 9.00%, 6/15/19		3,000	3,749,166
Republic Services, Inc. 5.25%, 11/15/21		6,098	7,187,103

			19,281,306

Communications - Media – 0.5%
Globo Comunicacao e Participacoes SA 5.307%, 5/11/22(d)(g)		1,162	1,266,580
Time Warner Cable, Inc. 5.875%, 11/15/40		1,375	1,602,144
6.55%, 5/01/37		1,457	1,802,621
Time Warner Entertainment Co. LP 8.375%, 7/15/33		2,500	3,648,675
Virgin Media Secured Finance PLC 5.25%, 1/15/21		1,629	1,902,071

			10,222,091

Communications - Telecommunications – 1.8%
American Tower Corp. 5.05%, 9/01/20		4,310	4,833,454
AT&T, Inc. 4.30%, 12/15/42(d)		72	72,314
6.50%, 9/01/37		4,433	5,797,814
Deutsche Telekom International Finance BV 4.875%, 3/06/42(d)		4,719	5,037,471
Embarq Corp. 7.082%, 6/01/16		1,277	1,496,109
Oi SA 5.75%, 2/10/22(d)		5,500	5,739,246
Qwest Corp. 6.75%, 12/01/21		2,000	2,343,934
6.875%, 9/15/33		1,500	1,507,500
Telefonica Emisiones SAU 7.045%, 6/20/36		5,000	5,400,000

16	• ALLIANCEBERNSTEIN INCOME FUND

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Verizon Communications, Inc. 6.90%, 4/15/38	U.S.$	4,500	$6,404,373

			38,632,215

Consumer Cyclical - Automotive – 0.1%
Ford Motor Co. 7.45%, 7/16/31		650	825,500
Ford Motor Credit Co. LLC 5.75%, 2/01/21		2,125	2,446,568

			3,272,068

Consumer Cyclical - Entertainment – 0.2%
Time Warner, Inc. 7.70%, 5/01/32		2,500	3,495,442

Consumer Cyclical - Other – 0.1%
Wyndham Worldwide Corp. 4.25%, 3/01/22		2,200	2,271,537

Consumer Cyclical - Retailers – 0.3%
CVS Caremark Corp. 5.75%, 5/15/41		4,700	5,851,777

Consumer Non-Cyclical – 0.5%
Bunge Ltd. Finance Corp. 8.50%, 6/15/19		2,600	3,345,407
Grupo Bimbo SAB de CV 4.50%, 1/25/22(a)(d)		1,699	1,859,413
Mylan, Inc./PA 7.625%, 7/15/17(d)		290	326,250
7.875%, 7/15/20(d)		290	342,925
SABMiller Holdings, Inc. 4.95%, 1/15/42(d)		5,500	6,234,393

			12,108,388

Energy – 1.2%
Nabors Industries, Inc. 9.25%, 1/15/19		2,500	3,305,122
Noble Energy, Inc. 8.25%, 3/01/19		3,584	4,697,284
Noble Holding International Ltd. 4.90%, 8/01/20		389	437,522
Phillips 66 4.30%, 4/01/22(d)		5,550	6,209,376
Reliance Holdings USA, Inc. 5.40%, 2/14/22(d)		3,568	3,952,778
Southwestern Energy Co. 4.10%, 3/15/22		1,519	1,633,925
Transocean, Inc. 7.50%, 4/15/31		2,200	2,734,090
Weatherford International Ltd./Bermuda 7.00%, 3/15/38		2,900	3,347,412

			26,317,509

ALLIANCEBERNSTEIN INCOME FUND •	17

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Other Industrial – 0.0%
Noble Group Ltd. 6.75%, 1/29/20(d)	U.S.$	114	$120,128

Technology – 0.4%
Applied Materials, Inc. 5.85%, 6/15/41		6,621	8,078,838

Transportation - Airlines – 0.1%
Delta Air Lines 2007-1 Class A Pass Through Trust Series 071A 6.821%, 8/10/22		1,568	1,749,885

Transportation - Services – 0.1%
Asciano Finance Ltd. 4.625%, 9/23/20(d)		1,080	1,120,644

			141,994,528

Financial Institutions – 6.1%
Banking – 2.7%
Banco Bradesco SA/Cayman Islands 5.75%, 3/01/22(d)		4,500	4,944,200
Barclays Bank PLC 7.625%, 11/21/22		2,935	2,931,331
BBVA Banco Continental SA 5.00%, 8/26/22(d)		2,849	3,055,058
BNP Paribas SA 5.00%, 1/15/21		5,500	6,177,303
Citigroup, Inc. 8.50%, 5/22/19		5,600	7,529,967
Goldman Sachs Group, Inc. (The) 6.00%, 6/15/20		4,980	5,917,296
HSBC Bank USA NA 4.875%, 8/24/20		2,030	2,262,309
Itau Unibanco Holding SA 5.50%, 8/06/22(a)(d)		1,475	1,545,063
JPMorgan Chase & Co. 4.50%, 1/24/22		7,500	8,484,278
Series 1 7.90%, 4/30/18		1,170	1,325,622
Macquarie Bank Ltd. 5.00%, 2/22/17(d)		812	888,084
Manufacturers & Traders Trust Co. 6.625%, 12/04/17		506	612,052
Morgan Stanley 10.09%, 5/03/17(d)	BRL	11,615	6,149,285
Royal Bank of Scotland PLC (The) 9.50%, 3/16/22(d)	U.S.$	2,292	2,696,261
UBS AG/Stamford CT 7.625%, 8/17/22		2,742	3,028,640

			57,546,749

18	• ALLIANCEBERNSTEIN INCOME FUND

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Brokerage – 0.2%
Charles Schwab Corp. (The) 7.00%, 2/01/22(a)	U.S.$	4,400	$5,035,624

Finance – 0.4%
GE Capital Trust II 5.50%, 9/15/67(d)	EUR	1,000	1,308,731
General Electric Capital Corp. 5.875%, 1/14/38	U.S.$	3,643	4,394,376
6.44%, 11/15/22	GBP	114	210,760
Series G 6.875%, 1/10/39	U.S.$	1,254	1,704,561

			7,618,428

Insurance – 2.2%
American General Institutional Capital B 8.125%, 3/15/46(d)		509	636,250
American International Group, Inc. 8.175%, 5/15/58		2,525	3,288,812
Fairfax Financial Holdings Ltd. 8.30%, 4/15/26		5,000	5,967,425
Genworth Financial, Inc. 7.70%, 6/15/20		1,756	1,938,640
Great-West Life & Annuity Insurance Capital LP II 7.153%, 5/16/46(d)		2,707	2,801,745
Guardian Life Insurance Co. of America 7.375%, 9/30/39(d)		2,455	3,321,257
Hartford Financial Services Group, Inc. 5.95%, 10/15/36		3,533	4,064,519
Humana, Inc. 8.15%, 6/15/38		2,900	4,102,752
MetLife, Inc. 4.75%, 2/08/21		2,135	2,478,995
6.40%, 12/15/36		3,345	3,576,561
Nationwide Mutual Insurance Co. 9.375%, 8/15/39(d)		2,700	3,799,116
Pacific Life Insurance Co. 9.25%, 6/15/39(d)		1,500	2,097,601
Swiss Re Solutions Holding Corp. 7.75%, 6/15/30		2,800	3,723,166
Transatlantic Holdings, Inc. 8.00%, 11/30/39		2,122	2,825,861
ZFS Finance USA Trust II 6.45%, 12/15/65(d)		2,108	2,255,560

			46,878,260

Other Finance – 0.0%
IIRSA Norte Finance Ltd. 8.75%, 5/30/24(d)		299	366,280

ALLIANCEBERNSTEIN INCOME FUND •	19

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

REITS – 0.6%
DDR Corp. 7.875%, 9/01/20	U.S.$	3,000	$3,845,790
Duke Realty LP 6.75%, 3/15/20		1,655	2,001,041
EPR Properties 7.75%, 7/15/20		3,308	3,823,151
HCP, Inc. 5.375%, 2/01/21		3,468	3,949,206

			13,619,188

			131,064,529

Non Corporate Sectors – 1.6%
Agencies - Not Government Guaranteed – 1.6%
Abu Dhabi National Energy Co. 3.625%, 1/12/23(d)		1,562	1,566,651
5.875%, 12/13/21(d)		775	924,936
Banco do Brasil SA 5.875%, 1/26/22(d)		1,475	1,626,188
Gazprom OAO Via Gaz Capital SA 6.51%, 3/07/22(d)		13,563	16,173,877
9.25%, 4/23/19(d)		7,115	9,418,481
Petrobras International Finance Co. – Pifco 5.375%, 1/27/21		5,000	5,629,100

			35,339,233

Utility – 0.7%
Electric – 0.6%
FirstEnergy Corp. Series C 7.375%, 11/15/31		3,000	3,874,755
MidAmerican Energy Holdings Co. 6.125%, 4/01/36		4,376	5,524,004
Southern California Edison Co. Series E 6.25%, 2/01/22		2,200	2,388,562

			11,787,321

Natural Gas – 0.1%
Empresa de Energia de Bogota SA 6.125%, 11/10/21(a)(d)		1,719	1,927,075
Kinder Morgan Energy Partners LP 3.95%, 9/01/22		792	846,851

			2,773,926

			14,561,247

Total Corporates – Investment Grades (cost $283,770,391)			322,959,537

20	• ALLIANCEBERNSTEIN INCOME FUND

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

AGENCIES – 7.4%
Agency Debentures – 4.1%
Federal Home Loan Bank 5.50%, 7/15/36	U.S.$	8,695	$11,963,694
Federal Home Loan Mortgage Corp. 6.25%, 7/15/32		15,000	22,325,190
Residual Funding Corp. Principal Strip Zero Coupon, 7/15/20		61,700	54,535,458

			88,824,342

Agency Subordinated – 3.3%
Federal National Mortgage Association 5.375%, 6/12/17		59,222	71,213,093

Total Agencies (cost $141,366,117)			160,037,435

QUASI-SOVEREIGNS – 4.3%
Quasi-Sovereign Bonds – 4.3%
Indonesia – 0.4%
Majapahit Holding BV 7.875%, 6/29/37(d)		6,188	8,493,030

Kazakhstan – 1.2%
KazMunaiGaz Finance Sub BV 6.375%, 4/09/21(d)		21,455	26,255,556

Mexico – 0.6%
Comision Federal de Electricidad 5.75%, 2/14/42(d)		5,750	6,511,875
Petroleos Mexicanos 6.50%, 6/02/41		4,900	6,149,500

			12,661,375

Russia – 1.5%
Russian Agricultural Bank OJSC Via RSHB Capital SA 6.299%, 5/15/17(d)		19,568	21,671,560
7.75%, 5/29/18(d)		9,905	11,799,332

			33,470,892

United Arab Emirates – 0.3%
IPIC GMTN Ltd. 5.50%, 3/01/22(d)		5,400	6,365,250

Venezuela – 0.3%
Petroleos de Venezuela SA 5.25%, 4/12/17(d)		7,500	6,543,750

Total Quasi-Sovereigns (cost $71,496,164)			93,789,853

ALLIANCEBERNSTEIN INCOME FUND •	21

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

MORTGAGE PASS-THROUGHS – 4.1%
Agency Fixed Rate 30-Year – 3.4%
Federal Home Loan Mortgage Corp. Gold Series 2006 6.00%, 9/01/36	U.S.$	11,844	$12,907,769
Series 2007 7.00%, 2/01/37		4,267	4,919,080
Federal National Mortgage Association 3.50%, 2/01/41		29,565	31,545,452
6.00%, 9/01/38-4/01/40		11,634	12,730,927
Series 1998 8.00%, 6/01/28		35	42,121
Series 1999 7.50%, 11/01/29		50	61,245
Series 2008 6.00%, 5/01/38		10,047	11,003,897
Series 2010 6.00%, 2/01/40		846	925,501

			74,135,992

Agency ARMs – 0.7%
Federal Home Loan Mortgage Corp. Series 2007 3.047%, 3/01/37(e)		4,919	5,255,707
3.206%, 2/01/37(e)		6,288	6,600,722
3.276%, 3/01/37(e)		2,091	2,212,838

			14,069,267

Total Mortgage Pass-Throughs (cost $84,202,791)			88,205,259

EMERGING MARKETS – CORPORATE BONDS – 2.3%
Industrial – 2.1%
Basic – 0.4%
Novelis, Inc./GA 8.75%, 12/15/20		800	892,000
Vedanta Resources PLC 8.75%, 1/15/14(a)(d)		7,226	7,587,300

			8,479,300

Capital Goods – 0.1%
Servicios Corporativos Javer SAP 9.875%, 4/06/21(d)		845	904,150

Communications - Media – 0.3%
Columbus International, Inc. 11.50%, 11/20/14(d)		3,959	4,394,490
European Media Capital SA 10.00%, 2/01/15(h)		1,853	1,760,559

			6,155,049

22	• ALLIANCEBERNSTEIN INCOME FUND

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Communications - Telecommunications – 0.4%
MTS International Funding Ltd. 8.625%, 6/22/20(d)	U.S.$	4,100	$5,171,125
Vimpel Communications Via VIP Finance Ireland Ltd. OJSC 9.125%, 4/30/18(d)		3,500	4,239,375

			9,410,500

Consumer Cyclical - Other – 0.5%
Corp. GEO SAB de CV 8.875%, 3/27/22(d)		2,331	2,482,515
Desarrolladora Homex SAB de CV 9.75%, 3/25/20(a)(d)		4,100	4,445,953
MCE Finance Ltd. 10.25%, 5/15/18		2,420	2,752,750
Peermont Global Pty Ltd. 7.75%, 4/30/14(d)	EUR	50	64,018
Royal Caribbean Cruises Ltd. 5.25%, 11/15/22	U.S.$	1,801	1,904,557

			11,649,793

Consumer Non - Cyclical – 0.2%
Hypermarcas SA 6.50%, 4/20/21(d)		4,115	4,454,487

Other Industrial – 0.2%
Marfrig Overseas Ltd. 9.50%, 5/04/20(d)		4,151	3,580,237

			44,633,516

Non Corporate Sectors – 0.2%
Sovereign – 0.2%
Nigeria Recap Linked Note (HSBC) 16.39%, 1/27/22	NGN	582,500	4,618,220

Financial Institutions – 0.0%
Other Finance – 0.0%
AES El Salvador Trust 6.75%, 2/01/16(d)	U.S.$	350	359,625

Total Emerging Markets – Corporate Bonds (cost $48,017,545)			49,611,361

BANK LOANS – 2.1%
Industrial – 1.9%
Basic – 0.1%
FMG Resources (August 2006) Pty Ltd. (FMG America Finance, Inc.) 5.25%, 10/18/17(e)		948	954,732
Patriot Coal Corporation 9.25%, 12/31/13(e)		1,025	1,028,208

			1,982,940

ALLIANCEBERNSTEIN INCOME FUND •	23

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Capital Goods – 0.2%
HD Supply, Inc. 7.25%, 10/12/17(e)	U.S.$	995	$1,020,293
Serta Simmons Holdings LLC 5.00%, 10/01/19(e)		1,500	1,501,245
Silver II Borrower S.C.A (Silver II US Holdings, LLC) 5.00%, 12/13/19(e)		1,250	1,260,937

			3,782,475

Communications - Media – 0.2%
Advantage Sales & Marketing, Inc. 5.25%, 12/18/17(e)		833	837,998
Cengage Learning Acquisitions, Inc. (Thomson Learning) 2.72%, 7/03/14(e)		529	416,869
Clear Channel Communications, Inc. 3.86%, 1/29/16(e)		310	255,341
Univision Communications Inc. 4.46%, 3/31/17(e)		1,955	1,920,732

			3,430,940

Consumer Cyclical - Automotive – 0.3%
Schaeffler AG 6.00%, 1/27/17(e)		2,089	2,104,511
TI Group Automotive Systems, LLC 6.75%, 3/14/18(e)		3,970	3,989,850

			6,094,361

Consumer Cyclical - Other – 0.2%
Caesars Entertainment Operating Company, Inc. (fka Harrah's Operating Company, Inc.) 3.21%, 1/28/15(e)		601	590,405
3.21%-3.31%, 1/28/15(e)		539	529,892
Global Cash Access, Inc. 7.00%, 3/01/16(e)		289	290,732
Las Vegas Sands, LLC 2.76%, 11/23/16(e)		745	745,554
November 2005 Land Investors, LLC (North Las Vegas Consortium) 7.25%, 4/30/10(e)(i)(j)(k)		2,179	– 0	–
Sabre, Inc. 5.96%, 9/30/17(e)		2,155	2,167,495

			4,324,078

Consumer Cyclical - Retailers – 0.2%
Bass Pro Group, LLC 4.00%, 11/20/19(e)		1,000	1,000,620
Burlington Coat Factory Warehouse Corp. 5.50%, 2/23/17(e)		941	947,046

24	• ALLIANCEBERNSTEIN INCOME FUND

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Harbor Freight Tools USA, Inc./Central Puchasing LLC 5.50%, 11/14/17(e)	U.S.$	2,195	$2,216,445

			4,164,111

Consumer Non-Cyclical – 0.5%
Air Medical Group Holdings, Inc. 6.50%, 6/30/18(e)		1,375	1,385,312
BJ's Wholesale Club, Inc. 9.75%, 3/26/20(e)		1,640	1,678,950
CHS/Community Health Systems, Inc. 3.81%, 1/25/17(e)		181	181,923
Harlan Laboratories, Inc. (fka Harlan Sprague Dawley, Inc.) 3.76%, 7/11/14(e)		862	767,423
HCA Inc. 3.46%, 5/01/18(e)		895	896,474
Immucor, Inc. (fka IVD Acquisition Corporation) 5.75%, 8/19/18(e)		3,259	3,296,840
Par Pharmaceutical Companies, Inc. (Par Pharmaceutical, Inc.) 5.00%, 9/30/19(e)		928	925,940
US Foods, Inc. (aka U.S. Foodservice, Inc.) 5.75%, 3/31/17(e)		630	629,763
West Corporation 5.50%, 7/15/16(e)		479	485,990

			10,248,615

Energy – 0.0%
CITGO Petroleum Corporation 9.00%, 6/24/17(e)		299	301,985

Other Industrial – 0.1%
Gavilon Group LLC, The 6.00%, 12/06/16(e)		298	296,013
Navistar, Inc. 7.00%, 7/16/14(e)		2,000	2,005,000

			2,301,013

Services – 0.0%
ServiceMaster Co., (The) 2.71%, 7/24/14(e)		673	671,684

Technology – 0.1%
Avaya, Inc. 3.06%, 10/24/14(e)		119	116,580
4.81%, 10/26/17(e)		240	210,811
Eastman Kodak Company 8.50%, 7/20/13(e)		807	806,742
First Data Corporation 2.96%, 9/24/14(e)		39	38,753
IPC Systems, Inc. 5.46%, 6/01/15(e)		2,000	1,566,660

ALLIANCEBERNSTEIN INCOME FUND •	25

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

SunGard Data Systems Inc. (Solar Capital Corp.) 3.84%-3.94%, 2/28/16(e)	U.S.$	311	$311,515

			3,051,061

			40,353,263

Financial Institutions – 0.1%
REITS – 0.1%
iStar Financial, Inc. 5.25%, 3/19/16(e)		1,650	1,662,754
5.75%, 10/15/17(e)		1,639	1,649,718

			3,312,472

Utility – 0.1%
Other Utility – 0.1%
Texas Competitive Electric Holdings Company, LLC (TXU) 3.71%-3.81%, 10/10/14(e)		2,379	1,789,381

Total Bank Loans (cost $45,704,778)			45,455,116

COLLATERALIZED MORTGAGE OBLIGATIONS – 1.7%
Non-Agency Fixed Rate – 1.4%
Citigroup Mortgage Loan Trust Series 2007-AR4, Class 1A1A 5.727%, 3/25/37		1,265	1,183,239
Citigroup Mortgage Loan Trust 2006-4 Series 2006-4, Class 2A1A 6.00%, 12/25/35		6,810	6,263,376
Countrywide Alternative Loan Trust Series 2007-13, Class A2 6.00%, 6/25/47		3,809	3,169,278
Countrywide Home Loan Mortgage Pass Through Trust Series 2007-HY4, Class 1A1 3.09%, 9/25/47		1,230	974,438
First Horizon Alternative Mortgage Securities Series 2006-AA5, Class A1 2.577%, 9/25/36		2,985	2,152,574
Series 2006-AA7, Class A1 2.52%, 1/25/37		2,117	1,372,324
RALI Trust Series 2005-QS14, Class 3A1 6.00%, 9/25/35		4,232	3,992,544
Wells Fargo Mortgage Backed Securities Trust Series 2007-AR7, Class A1 2.921%, 12/28/37		6,268	5,391,358
Series 2007-AR8, Class A1 5.988%, 11/25/37		6,609	5,894,860

			30,393,991

26	• ALLIANCEBERNSTEIN INCOME FUND

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Non-Agency Floating Rate – 0.3%
Luminent Mortgage Trust Series 2006-6, Class A1 0.41%, 10/25/46(e)	U.S.$	6,958	$5,453,109
Washington Mutual Alternative Mortgage Pass-Through Certificates Series 2007-OA4, Class A1A 0.92%, 4/25/47(e)		2,668	1,650,532

			7,103,641

Total Collateralized Mortgage Obligations (cost $36,828,250)			37,497,632

EMERGING MARKETS – SOVEREIGNS – 1.5%
Argentina – 0.7%
Republic of Argentina 7.82%, 12/31/33	EUR	19,818	15,810,030

Belarus – 0.2%
Republic of Belarus 8.95%, 1/26/18(d)	U.S.$	3,743	3,855,290

El Salvador – 0.3%
El Salvador Government International Bond 7.65%, 6/15/35(d)		5,957	6,805,872

Hungary – 0.3%
Hungary Government International Bond 6.375%, 3/29/21		5,000	5,520,000

Total Emerging Markets – Sovereigns (cost $29,743,059)			31,991,192

LOCAL GOVERNMENTS – MUNICIPAL BONDS – 1.2%
United States – 1.2%
Buckeye OH Tobacco Settlement Auth Series 2007A-2 5.875%, 6/01/47		4,650	4,159,100
California GO 7.95%, 3/01/36		3,955	4,914,839
Golden St Tobacco Securitization CA Series 2007A-1 5.125%, 6/01/47		4,140	3,556,508
Illinois GO 7.35%, 7/01/35		3,330	4,028,334
Texas Transp Comm (Texas St Hwy Fund First Tier) 5.178%, 4/01/30		2,560	3,131,520
Tobacco Settlement Auth IA Series 2005C 5.625%, 6/01/46		4,255	4,055,100

ALLIANCEBERNSTEIN INCOME FUND •	27

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Tobacco Settlement Fin Corp. NJ Series 2007 1A 5.00%, 6/01/41	U.S.$	1,750	$1,585,360

Total Local Governments – Municipal Bonds (cost $22,338,357)
			25,430,761

GOVERNMENTS – SOVEREIGN BONDS – 0.9%
Croatia – 0.5%
Republic of Croatia 6.375%, 3/24/21(a)(d)		1,230	1,399,125
6.375%, 3/24/21(d)		4,600	5,232,500
6.75%, 11/05/19(d)		2,750	3,152,188

			9,783,813

Indonesia – 0.1%
Republic of Indonesia 6.625%, 2/17/37(d)		720	963,000
8.50%, 10/12/35(d)		801	1,281,600

			2,244,600

Romania – 0.3%
Romanian Government International Bond 6.75%, 2/07/22(d)		5,400	6,561,000

Total Governments – Sovereign Bonds (cost $15,559,351)			18,589,413

		Shares
PREFERRED STOCKS – 0.7%
Financial Institutions – 0.7%
Banking – 0.5%
PNC Financial Services Group, Inc. 6.125%		223,000	6,174,312
US Bancorp 6.50%		180,000	5,155,200

			11,329,512

Insurance – 0.1%
Hartford Financial Services Group, Inc. 7.875%		84,000	2,411,640

REITS – 0.1%
Health Care REIT, Inc. 6.50%		54,775	1,467,915

			15,209,067

Non Corporate Sectors – 0.0%
Agencies – Government Sponsored – 0.0%
Federal National Mortgage Association 8.25%		125,325	209,293

Total Preferred Stocks (cost $16,677,500)			15,418,360

28	• ALLIANCEBERNSTEIN INCOME FUND

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

COMMERCIAL MORTGAGE-BACKED SECURITIES – 0.5%
Non-Agency Fixed Rate CMBS – 0.5%
GS Mortgage Securities Corp II Series 2011-GC5, Class C 5.308%, 8/10/44(d)	U.S.$	5,651	$6,253,218
LB-UBS Commercial Mortgage Trust Series 2007-C2, Class AM 5.493%, 2/15/40		3,400	3,529,156

			9,782,374

Non-Agency Floating Rate CMBS – 0.0%
Eclipse Ltd. Series 2007-1X, Class B 0.778%, 1/25/20(d)(e)	GBP	59	67,886

Agency CMBS – 0.0%
Government National Mortgage Association Series 2006-32, Class XM 0.176%, 11/16/45(l)	U.S.$	1,810	18,273

Total Commercial Mortgage-Backed Securities (cost $8,313,665)			9,868,533

GOVERNMENTS – SOVEREIGN AGENCIES – 0.4%
Norway – 0.2%
Eksportfinans ASA 2.00%, 9/15/15		315	301,507
2.375%, 5/25/16		3,728	3,556,527

			3,858,034

Russia – 0.2%
VTB Bank OJSC Via VTB Capital SA 6.875%, 5/29/18(d)		3,441	3,884,889

Total Governments – Sovereign Agencies (cost $6,997,684)			7,742,923

		Shares
COMMON STOCKS – 0.0%
Gallery Media(k)(m)(n) (cost $0)		697	1,045,500

		Contracts
OPTIONS PURCHASED – PUTS – 0.0%
Options on Forward Contracts – 0.0%
EUR/USD Expiration: Feb 2013, Exercise Price: EUR 1.24(m)(o)		19,090,000	7,912
EUR/USD1 Expiration: Feb 2013, Exercise Price: EUR 1.26(m)(o)		23,810,000	9,869

Total Options Purchased – Puts (cost $273,288)			17,781

ALLIANCEBERNSTEIN INCOME FUND •	29

Portfolio of Investments

	Shares	U.S. $ Value

WARRANTS – 0.0%
Ion Media Networks, expiring 12/12/39(j)(k)(m)	1,264	$	– 0	–
Ion Media Networks, expiring 12/31/49(j)(k)(m)	1,248		– 0	–

Total Warrants (cost $0)			– 0	–

SHORT-TERM INVESTMENTS – 0.5%
Investment Companies – 0.5%
AllianceBerstein Fixed-Income Shares Inc. – Government STIF Portfolio, 0.15%(p) (cost $11,255,389)	11,255,389		11,255,389

Total Investments – 152.8% (cost $3,095,553,939)			3,299,835,665
Other assets less liabilities – (52.8)%			(1,140,411,946)

Net Assets – 100.0%			$2,159,423,719

30	• ALLIANCEBERNSTEIN INCOME FUND

Portfolio of Investments

FUTURES CONTRACTS (see Note C)

Type	Number of Contracts	Expiration Month	Original Value	Value at December 31, 2012	Unrealized Appreciation/ (Depreciation)
Sold Contracts
U.S. T-Bond 30 Yr Futures	1,136	March 2013	$169,805,528	$167,560,000	$2,245,528
U.S. T-Note 5 Yr Futures	852	March 2013	106,141,058	106,000,782	140,276
U.S. T-Note 10 Yr Futures	3,062	March 2013	407,671,989	406,576,188	1,095,801

					$3,481,605

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note C)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Barclays Bank PLC Wholesale	EUR	60,834	USD	79,667	1/17/13	$(639,867)
Barclays Bank PLC Wholesale	JPY	3,822,945	USD	45,347	2/08/13	1,208,746
Barclays Bank PLC Wholesale	USD	11,595	KRW	12,493,742	2/08/13	106,114
Goldman Sachs Capital Markets LP	USD	8,943	RUB	277,483	1/18/13	129,254
Goldman Sachs Capital Markets LP	TRY	21,077	USD	11,779	1/30/13	7,406
Goldman Sachs Capital Markets LP	CAD	22,550	USD	22,869	1/31/13	212,575
JPMorgan Chase Bank, NA	GBP	2,375	USD	3,822	1/17/13	(36,373)
Royal Bank of Scotland PLC	USD	46,226	MXN	600,032	1/10/13	165,276
Royal Bank of Scotland PLC	USD	17,254	EUR	13,195	1/17/13	164,780
UBS AG	BRL	55,786	USD	26,938	1/03/13	(308,532)
UBS AG	USD	27,060	BRL	55,786	1/03/13	186,194
UBS AG	BRL	27,893	USD	13,352	2/04/13	(213,963)

						$981,610

CURRENCY OPTIONS WRITTEN (see Note C)

Description	Exercise Price	Expiration Date	Contracts	Premiums Received	Market Value
Put—JPY vs. USD	JPY 89.00	04/04/13	JPY 1,911,472,000	$172,032	$(211,832)

ALLIANCEBERNSTEIN INCOME FUND •	31

Portfolio of Investments

CREDIT DEFAULT SWAP CONTRACTS (see Note C)

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Implied Credit Spread at December 31, 2012	Notional Amount (000)	Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
Sale Contracts
Credit Suisse International:
CDX-NAHY 15 5 Year Index, 12/20/15*	5.00%	3.36%	$5,650	$259,785	$(363,093)	$622,878
CDX-NAHY 15 5 Year Index, 12/20/15*	5.00	3.36	5,050	232,198	(327,080)	559,278
Morgan Stanley Capital Services, Inc.:
CDX-NAHY 15 5 Year Index, 12/20/15*	5.00	3.00	20,544	1,177,000	287,705	889,295
CDX-NAHY 17 5 Year Index, 12/20/16*	5.00	4.21	42,240	1,232,000	(3,823,348)	5,055,348

				$2,900,983	$(4,225,816)	$7,126,799

*	Termination date

REVERSE REPURCHASE AGREEMENTS (see Note C)

Broker	Interest Rate		Maturity	U.S. $ Value at December 31, 2012
Barclays Bank+	(3.50	)%*	—	$1,861,192
Barclays Bank+	(1.75	)%*	—	622,969
Barclays Bank+	(1.13	)%*	—	3,336,451
Barclays Bank+	(1.00	)%*	—	3,727,351
Barclays Bank+	(0.75	)%*	—	1,933,255
Barclays Bank+	(0.38	)%*	—	4,529,934
Barclays Bank+	(0.13	)%*	—	2,079,467
Barclays Bank	0.36%		1/08/13	152,278,187
Credit Suisse Securities (USA) LLC+	(1.50	)%*	—	2,395,902
Credit Suisse Securities (USA) LLC+	(1.00	)%*	—	2,418,185
Credit Suisse Securities (USA) LLC+	(0.75	)%*	—	1,122,969
Credit Suisse Securities (USA) LLC+	(0.50	)%*	—	663,924
Credit Suisse Securities (USA) LLC+	(0.25	)%*	—	1,146,894
Credit Suisse Securities (USA) LLC+	(0.15	)%*	—	1,361,767
Deutsche Bank+	(1.00	)%*	—	541,484
HSBC	0.25%		2/20/13	10,037,779
HSBC	0.26%		2/11/13	77,069,179
HSBC	0.28%		1/08/13	219,466,078
HSBC	0.28%		2/21/13	49,505,005
HSBC	0.29%		1/10/13	111,773,405
HSBC	0.30%		1/03/13	15,940,156
HSBC	0.30%		1/15/13	38,943,665

32	• ALLIANCEBERNSTEIN INCOME FUND

Portfolio of Investments

Broker	Interest Rate	Maturity	U.S. $ Value at December 31, 2012
ING+	(2.25)%*	—	$330,547
ING+	(0.88)%*	—	5,183,182
ING+	(0.75)%*	—	440,619
ING+	(0.50)%*	—	151,160
Jefferies Group, Inc.	0.27%	1/22/13	49,631,385
Jefferies Group, Inc.	0.27%	2/06/13	46,706,975
Jefferies Group, Inc.	0.27%	2/20/13	35,587,100
Jefferies Group, Inc.	0.29%	2/04/13	56,961,989
Jefferies Group, Inc.	0.29%	2/26/13	55,539,399
Jefferies Group, Inc.	0.30%	1/14/13	77,928,703
JPMorgan Chase+	0.00%	—	1,269,000
Nomura International+	(0.15)%*	—	1,111,206

			$1,033,596,463

+	The reverse repurchase agreement matures on demand. Interest rate resets daily and the rate shown is the rate in effect on December 31, 2012

*	Interest payment due from counterparty.

(a)	Position, or a portion thereof, has been segregated to collateralize reverse repurchase agreements. The market value of the collateral amounted to $1,028,158,286.

(b)	Position, or a portion thereof, has been segregated to collateralize OTC derivatives outstanding. The aggregate market value of these securities amounted to $769,348.

(c)	Position, or a portion thereof, has been segregated to collateralize margin requirements for open futures contracts. The market value of the collateral amounted to $23,033,223.

(d)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2012, the aggregate market value of these securities amounted to $405,464,976 or 18.8% of net assets.

(e)	Floating Rate Security. Stated interest rate was in effect at December 31, 2012.

(f)	Pay-In-Kind Payments (PIK).

(g)	Coupon rate adjusts periodically based upon a predetermined schedule. Stated interest rate in effect at December 31, 2012.

(h)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security, which represents 0.08% of net assets as of December 31, 2012, is considered illiquid and restricted.

Restricted Securities	Acquisition Date	Cost	Market Value	Percentage of Net Assets
European Media Capital SA 10.00%, 2/01/15	8/18/10	$2,288,226	$1,760,559	0.08%

ALLIANCEBERNSTEIN INCOME FUND •	33

Portfolio of Investments

(i)	Security is in default and is non-income producing.

(j)	Illiquid security.

(k)	Fair valued by the Adviser.
(l)	IO – Interest Only

(m)	Non-income producing security.
(n)	Restricted and illiquid security.

(o)	One contract relates to 1 share.

(p)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.

Currency Abbreviations: BRL – Brazilian Real CAD – Canadian Dollar EUR – Euro GBP – Great BritishPound JPY – Japanese Yen	KRW – South Korean Won MXN – Mexican Peso NGN – Nigerian Naira RUB – Russian Ruble TRY – Turkish Lira USD – United States Dollar

Glossary:

ARMs – Adjustable Rate Mortgages

CDX-NAHY – North American High Yield Credit Default Swap Index

CMBS – Commercial Mortgage-Backed Securities

GO – General Obligation

OJSC – Open Joint Stock Company

REIT – Real Estate Investment Trust

STRIPS – Separate Trading of Registered Interest and Principle of Securities

See notes to financial statements.

34	• ALLIANCEBERNSTEIN INCOME FUND

Portfolio of Investments

STATEMENT OF ASSETS & LIABILITIES

December 31, 2012

Assets
Investments in securities, at value
Unaffiliated issuers (cost $3,084,298,550)	$3,288,580,276
Affiliated issuers (cost $11,255,389)	11,255,389
Foreign currencies, at value (cost $777,688)	777,688
Receivable for investment securities sold	109,939,975
Interest and dividends receivable	34,470,957
Unrealized appreciation on credit default swap contracts	7,126,799
Unrealized appreciation of forward currency exchange contracts	2,233,677
Receivable for variation margin on futures contracts	1,506,969
Premium paid on credit default swap contracts	287,705

Total assets	3,456,179,435

Liabilities
Due to custodian	82,554
Options written, at value (premiums received $172,032)	211,832
Payable for reverse repurchase agreements	1,033,596,463
Dividends payable	138,161,745
Payable for investment securities purchased	117,853,066
Premium received on credit default swap contracts	4,513,521
Unrealized depreciation of forward currency exchange contracts	1,252,067
Advisory fee payable	948,506
Administrative fee payable	19,142
Accrued expenses	116,820

Total liabilities	1,296,755,716

Net Assets	$2,159,423,719

Composition of Net Assets
Common stock, at par	$2,429,117
Additional paid-in capital	1,993,008,947
Distributions in excess of net investment income	(13,594,672)
Accumulated net realized loss on investment and foreign currency transactions	(38,261,786)
Net unrealized appreciation on investments and foreign currency denominated assets and liabilities	215,842,113

$2,159,423,719

Net Asset Value Per Share - 300 million shares of common stock authorized, $0.01 par value (based on 242,911,697 shares outstanding)	$8.89

See notes to financial statements.

ALLIANCEBERNSTEIN INCOME FUND •	35

Statement of Assets & Liabilities

STATEMENT OF OPERATIONS

Year Ended December 31, 2012

Investment Income
Interest	$110,631,295
Dividends
Unaffiliated issuers	712,410
Affiliated issuers	39,530
Other fee income	336,607	$111,719,842

Expenses
Advisory fee (see Note B)	11,226,011
Custodian	267,233
Printing	223,395
Registration fees	214,611
Transfer agency	132,973
Audit	85,566
Administrative	76,958
Directors' fees	56,475
Legal	28,248
Miscellaneous	75,030

Total expenses before interest expense	12,386,500
Interest expense	2,011,845

Total expenses		14,398,345

Net investment income		97,321,497

Realized and Unrealized Gain (Loss) on Investment and Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions		107,404,711
Futures contracts		(30,589,728)
Options written		198,266
Swap contracts		4,306,459
Foreign currency transactions		6,615,900
Net change in unrealized appreciation/depreciation of:
Investments		35,947,740
Futures contracts		8,464,118
Options written		(39,800)
Swap contracts		7,374,258
Unfunded loan commitments		279,599
Foreign currency denominated assets and liabilities		(1,243,350)

Net gain on investment and foreign currency transactions		138,718,173

Contributions from Adviser (see Note B)		51

Net Increase in Net Assets from Operations		$236,039,721

See notes to financial statements.

36	• ALLIANCEBERNSTEIN INCOME FUND

Statement of Operations

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31, 2012	Year Ended December 31, 2011
Increase in Net Assets from Operations
Net investment income	$97,321,497	$107,937,060
Net realized gain on investment and foreign currency transactions	87,935,608	32,147,926
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	50,782,565	41,351,594
Contributions from Adviser (see Note B)	51	– 0	–

Net increase in net assets from operations	236,039,721	181,436,580
Dividends and Distributions to Shareholders from
Net investment income	(116,597,615)	(139,236,985)
Net realized gain on investment transactions	(128,427,414)	– 0	–

Total increase (decrease)	(8,985,308)	42,199,595
Net Assets
Beginning of period	2,168,409,027	2,126,209,432

End of period (including distributions in excess of net investment income of ($13,594,672) and ($3,081,787), respectively)	$2,159,423,719	$2,168,409,027

See notes to financial statements.

ALLIANCEBERNSTEIN INCOME FUND •	37

Statement of Changes in Net Assets

STATEMENT OF CASH FLOWS

Year Ended December 31, 2012

Increase (Decrease) in Cash from Operating Activities:
Interest and dividends received	$111,613,127
Interest expense paid	(2,011,845)
Operating expenses paid	(12,587,102)
Purchases of long-term investments	(1,844,886,777)
Proceeds from disposition of long-term investments	1,857,426,051
Proceeds from disposition of short-term investments, net	5,236,228
Proceeds from swap contracts, net	3,112,961
Proceeds from written options, net	198,266
Variation margin paid on futures contracts	(25,090,673)
Commitment fee proceeds	336,607

Net increase in cash from operating activities		$93,346,843
Financing Activities:
Cash dividends paid	(129,519,497)
Increase in reverse repurchase agreements	19,594,202
Increase in due to custodian	82,554

Net decrease in cash from financing activities		(109,842,741)
Effect of exchange rate on cash		7,396,745

Net decrease in cash		(9,099,153)
Cash at beginning of period		9,876,841

Cash at end of period		$777,688

Reconciliation of Net Increase in Net Assets from Operations to Net Increase in Cash from Operating Activities:
Net increase in net assets from operations		$236,039,721
Adjustments:
Increase in interest and dividends receivable	$(8,162,483)
Net accretion of bond discount and amortization of bond premium	8,318,280
Inflation index adjustment	74,095
Decrease in accrued expenses	(200,602)
Purchases of long-term investments	(1,844,886,777)
Proceeds from disposition of long-term investments	1,857,426,051
Proceeds from disposition of short-term investments, net	5,236,228
Proceeds on swap contracts, net	3,112,961
Proceeds from written options, net	198,266
Variation margin paid on futures contracts	(25,090,673)
Net realized gain on investment and foreign currency transactions	(87,935,659)
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	(50,782,565)

Total adjustments		(142,692,878)

Net increase in cash from operating activities		$93,346,843

In accordance with U.S. GAAP, the Fund has included a Statement of Cash Flows as a result of its substantial investments in reverse repurchase agreements throughout the period.

See notes to financial statements.

38	• ALLIANCEBERNSTEIN INCOME FUND

Statement of Cash Flows

NOTES TO FINANCIAL STATEMENTS

December 31, 2012

NOTE A

Significant Accounting Policies

AllianceBernstein Income Fund, Inc. (the “Fund”) is registered under the Investment Company Act of 1940 as a diversified, closed-end management investment company. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Fund's Board of Directors (the “Board”).

In general, the market value of securities which are readily available and deemed reliable are determined as follows: Securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, AllianceBernstein L.P. (the “Adviser”) will have discretion to determine the best valuation (e.g. last trade price in the case of listed options); open futures contracts are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less; or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days; fixed-income securities, including mortgage backed and asset backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker/dealers. In cases where broker/dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Investments in money market funds are valued at their net asset value each day.

ALLIANCEBERNSTEIN INCOME FUND •	39

Notes to Financial Statements

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset (including those valued based on their market values as described in Note 1 above) or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The fair value of debt instruments, such as bonds, and over-the-counter derivatives is generally based on market price quotations, recently executed market transactions (where observable) or industry recognized modeling techniques and are generally classified as Level 2. Pricing vendor inputs to Level 2 valuations may include quoted prices for similar investments in active markets, interest rates, coupon rates, yield curves, option adjusted spreads, default rates, credit spreads and other unique security features in order to estimate the relevant cash flows which is then discounted to calculate fair values. If these inputs are unobservable and significant to the fair value, these investments will be classified as Level 3.

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar

40	• ALLIANCEBERNSTEIN INCOME FUND

Notes to Financial Statements

publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input, by pricing vendors, such as another publicly traded security, the investment will be classified as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

Options and warrants are valued using market-based inputs to models, broker or dealer quotations, or alternative pricing sources with reasonable levels of price transparency, where such inputs and models are available. Alternatively the values may be obtained through unobservable management determined inputs and/or management’s proprietary models. Where models are used, the selection of a particular model to value an option or a warrant depends upon the contractual terms of, and specific risks inherent in, the option or warrant as well as the availability of pricing information in the market. Valuation models require a variety of inputs, including contractual terms, market prices, measures of volatility and correlations of such inputs. Exchange traded options will be classified as Level 2. For options or warrants that do not trade on exchange but trade in liquid markets, inputs can generally be verified and model selection does not involve significant management judgment. Options and warrants are classified within Level 2 on the fair value hierarchy when all of the significant inputs can be corroborated to market evidence. Otherwise such instruments are classified as Level 3.

Valuations of mortgage-backed or other asset backed securities, by pricing vendors, are based on both proprietary and industry recognized models and discounted cash flow techniques. Significant inputs to the valuation of these instruments are value of the collateral, the rates and timing of delinquencies, the rates and timing of prepayments, and default and loss expectations, which are driven in part by housing prices for residential mortgages. Significant inputs are determined based on relative value analyses, which incorporate comparisons to instruments with similar collateral and risk profiles, including relevant indices. Mortgage and asset backed securities for which management has collected current observable data through pricing services are generally categorized within Level 2. Those investments for which current observable data has not been provided are classified as Level 3.

Other fixed income investments, including non-U.S. government and corporate debt, are generally valued using quoted market prices, if available, which are typically impacted by current interest rates, maturity dates and any perceived credit risk of the issuer. Additionally, in the absence of quoted market prices, these inputs are used by pricing vendors to derive a valuation based upon industry or proprietary models which incorporate issuer specific data with relevant yield/spread comparisons with more widely quoted bonds with similar key characteristics. Those investments for which there are observable inputs are classified as Level 2. Where the inputs are not observable, the investments are classified as Level 3.

ALLIANCEBERNSTEIN INCOME FUND •	41

Notes to Financial Statements

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of December 31, 2012:

Investments in Securities:	Level 1			Level 2		Level 3			Total
Assets:
Governments – Treasuries	$	– 0	–	$2,011,615,551		$	– 0	–	$2,011,615,551
Corporates – Non-Investment Grades		– 0	–	367,087,191			2,216,878		369,304,069
Corporates – Investment Grades		– 0	–	322,959,537			– 0	–	322,959,537
Agencies		– 0	–	160,037,435			– 0	–	160,037,435
Quasi-Sovereigns		– 0	–	93,789,853			– 0	–	93,789,853
Mortgage Pass-Throughs		– 0	–	88,205,259			– 0	–	88,205,259
Emerging Markets-Corporate Bonds		– 0	–	44,993,141			4,618,220		49,611,361
Bank Loans		– 0	–	– 0	–		45,455,116		45,455,116
Collateralized Mortgage Obligations		– 0	–	– 0	–		37,497,632		37,497,632
Emerging Markets-Sovereigns		– 0	–	31,991,192			– 0	–	31,991,192
Local Governments-Municipal Bonds		– 0	–	25,430,761			– 0	–	25,430,761
Governments – Sovereign Bonds		– 0	–	18,589,413			– 0	–	18,589,413
Preferred Stocks		15,209,067		209,293			– 0	–	15,418,360
Commercial Mortgage-Backed Securities		– 0	–	18,273			9,850,260		9,868,533
Governments – Sovereign Agencies		– 0	–	7,742,923			– 0	–	7,742,923
Common Stocks		– 0	–	– 0	–		1,045,500		1,045,500
Options Purchased – Puts		– 0	–	17,781			– 0	–	17,781
Warrants		– 0	–	– 0	–		– 0	–*	– 0	–
Short-Term Investments		11,255,389		– 0	–		– 0	–	11,255,389

Total Investments in Securities		26,464,456		3,172,687,603			100,683,606		3,299,835,665
Other Financial Instruments**:
Assets:
Futures Contracts		3,481,605		– 0	–		– 0	–	3,481,605	#
Forward Currency Exchange Contracts		– 0	–	2,233,677			– 0	–	2,233,677
Credit Default Swap Contracts		– 0	–	7,126,799			– 0	–	7,126,799
Liabilities:
Forward Currency Exchange Contracts		– 0	–	(1,252,067)			– 0	–	(1,252,067)
Currency Options Written		– 0	–	(211,832)			– 0	–	(211,832)

Total^		$29,946,061		$3,180,584,180			$100,683,606		$3,311,213,847

*	The Fund held securities with zero market value at period end.

**	Other financial instruments are derivative instruments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/depreciation on the instrument. Other financial instruments may also include options written which are valued at market value.

#	Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative appreciation/(depreciation) of futures contracts as reported in the portfolio of investments.

^	There were de minimis transfers under 1% of net assets between Level 1 and Level 2 during the reporting period.

42	• ALLIANCEBERNSTEIN INCOME FUND

Notes to Financial Statements

The Fund recognizes all transfers between levels of the fair value hierarchy assuming the financial instruments were transferred at the beginning of the reporting period.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value.

	Corporates - Non-Investment Grades		Emerging Markets - Corporate Bonds		Bank Loans
Balance as of 12/31/11	$1,250,452		$1,630,799		$39,984,562
Accrued discounts/(premiums)	(127,534)		– 0	–	390,622
Realized gain (loss)	– 0	–	– 0	–	(38,900)
Change in unrealized appreciation/depreciation	229,260		(256,444)		1,771,041
Purchases	1,483,000		4,874,664		34,495,504
Sales	– 0	–	– 0	–	(31,147,713)
Transfers in to Level 3	– 0	–	– 0	–	– 0	–
Transfers out of Level 3	(618,300)		(1,630,799)		– 0	–

Balance as of 12/31/12^	$2,216,878		$4,618,220		$45,455,116

Net change in unrealized appreciation/depreciation from investments held as of 12/31/12**	$229,260		$(256,444)		$1,137,508

	Collateralized Mortgage Obligations		Commercial Mortgage- Backed Securities		Common Stocks
Balance as of 12/31/11	$354,833		$49,535,691		$871,250
Accrued discounts/(premiums)	52,760		187,893		– 0	–
Realized gain (loss)	83,242		6,973,951		– 0	–
Change in unrealized appreciation/depreciation	649,802		(716,359)		174,250
Purchases	37,118,578		3,294,813		– 0	–
Sales	(761,583)		(49,425,729)		– 0	–
Transfers in to Level 3	– 0	–	– 0	–	– 0	–
Transfers out of Level 3	– 0	–	– 0	–	– 0	–

Balance as of 12/31/12	$37,497,632		$9,850,260		$1,045,500

Net change in unrealized appreciation/depreciation from investments held as of 12/31/12**	$669,382		$1,805,037		$174,250

ALLIANCEBERNSTEIN INCOME FUND •	43

Notes to Financial Statements

	Options Purchased - Puts			Warrants*			Credit Default Swap Contracts
Balance as of 12/31/11		$170,219			$457,536			$(1,421,444)
Accrued discounts/(premiums)		– 0	–		– 0	–		– 0	–
Realized gain (loss)		(448,298)			– 0	–		– 0	–
Change in unrealized appreciation/depreciation		278,079			(457,536)			– 0	–
Purchases		– 0	–		– 0	–		– 0	–
Sales		– 0	–		– 0	–		– 0	–
Transfers in to Level 3		– 0	–		– 0	–		– 0	–
Transfers out of Level 3		– 0	–		– 0	–		1,421,444

Balance as of 12/31/12^	$	– 0	–	$	– 0	–	$	– 0	–

Net change in unrealized appreciation/depreciation from investments held as of 12/31/12**	$	– 0	–	$	– 0	–	$	– 0	–

	Unfunded Loan Commitments			Total
Balance as of 12/31/11		$(760,162)			$92,073,736
Accrued discounts/(premiums)		– 0	–		503,741
Realized gain (loss)		342,000			6,911,995
Change in unrealized appreciation/depreciation		279,599			1,951,692
Purchases		– 0	–		81,266,559
Sales		138,563			(81,196,462)
Transfers in to Level 3		– 0	–		– 0	–
Transfers out of Level 3		– 0	–		(827,655)

Balance as of 12/31/12	$	– 0	–		$100,683,606

Net change in unrealized appreciation/depreciation from investments held as of 12/31/12**	$	– 0	–		$3,758,993

*	The Fund held securities with zero market value at period end.

**	The unrealized appreciation/depreciation is included in net change in unrealized appreciation/depreciation of investments in the accompanying statement of operations.

^	There were de minimis transfers under 1% of net assets during the reporting period.

44	• ALLIANCEBERNSTEIN INCOME FUND

Notes to Financial Statements

The following presents information about significant unobservable inputs related to the Fund's Level 3 instruments at December 31, 2012:

	Quantitative Information about Level 3 Fair Value Measurements
	Fair Value at 12/31/2012	Valuation Technique	Unobservable Input	Range
Corporates–Non-Investment Grade	$2,216,878	Third Party Vendor	Evaluated Quotes	$98.75 – $106.24

Emerging Markets–Corporate Bonds	$4,618,220	Third Party Vendor	Evaluated Quotes	$0.79

Bank Loans	$45,455,116	Third Party Vendor	Evaluated Quotes	$75.22 – $102.54

Collateralized Morrgage Obligations	$37,497,632	Third Party Vendor	Evaluated Quotes	$61.87 – $94.34

Commercial Mortgage-Backed Securities	$9,850,260	Third Party Vendor	Evaluated Quotes	$103.80 – $115.56

Common Stock	$1,045,500	Indicative Market Quotations	Broker Quote	$1,500

Warrants	$0	Qualitative Assessments		$0.00

The Adviser has established a Valuation Committee (the “Committee”) which is responsible for overseeing the pricing and valuation of all securities held in the Fund. The Committee operates under pricing and valuation policies and procedures established by the Adviser and approved by the Board, including pricing policies which set forth the mechanisms and processes to be employed on a daily basis to implement these policies and procedures. In particular, the pricing policies describe how to determine market quotations for securities and other instruments. The Committee’s responsibilities include: 1) fair value and liquidity determinations (and oversight of any third parties to whom any responsibility for fair value and liquidity determinations is delegated), and 2) regular monitoring of the Adviser’s pricing and valuation policies and procedures and modification or enhancement of these policies and procedures (or recommendation of the modification of these policies and procedures) as the Committee believes appropriate.

The Committee is also responsible for monitoring the implementation of the pricing policies by the Adviser’s Pricing Group (the “Pricing Group”) and a third party which performs certain pricing functions in accordance with the pricing policies. The Pricing Group is responsible for the oversight of the third party on a day-to-day basis. The Committee and the Pricing Group perform a series of activities to provide reasonable assurance of the accuracy of prices including: 1) periodic vendor due

ALLIANCEBERNSTEIN INCOME FUND •	45

Notes to Financial Statements

diligence meetings, review of methodologies, new developments, and process at vendors, 2) daily compare of security valuation versus prior day for all securities that exceeded established thresholds, and 3) daily review of unpriced, stale, and variance reports with exceptions reviewed by senior management and the Committee.

In addition, several processes outside of the pricing process are used to monitor valuation issues including: 1) performance and performance attribution reports are monitored for anomalous impacts based upon benchmark performance, and 2) portfolio managers review all portfolios for performance and analytics (which are generated using the Adviser’s prices).

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of foreign currency denominated assets and liabilities.

4. Taxes

It is the Fund’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

46	• ALLIANCEBERNSTEIN INCOME FUND

Notes to Financial Statements

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Fund’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Fund’s financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Fund amortizes premiums and accretes discounts as adjustments to interest income.

6. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

7. Repurchase Agreements

It is the Fund’s policy that its custodian or designated subcustodian take control of securities as collateral under repurchase agreements and to determine on a daily basis that the value of such securities are sufficient to cover the value of the repurchase agreements. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of collateral by the Fund may be delayed or limited.

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement (the “Advisory Agreement”), the Fund pays the Adviser a monthly advisory fee in an amount equal to the sum of  1/12th of .30 of 1% of the Fund’s average weekly net assets up to $250 million,  1/12th of .25 of 1% of the Fund’s average weekly net assets in excess of $250 million, and 4.75% of the Fund’s daily gross income (i.e., income other than gains from the sale of securities and foreign currency transactions or gains realized from options, futures and swap contracts, less interest on money borrowed by the Fund) accrued by the Fund during the month. However, such monthly advisory fee shall not exceed in the aggregate  1/12th of .80% of the Fund’s average weekly net assets during the month (approximately .80% on an annual basis).

Under the terms of the Shareholder Inquiry Agency Agreement with AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of

ALLIANCEBERNSTEIN INCOME FUND •	47

Notes to Financial Statements

the Adviser, the Fund reimburses ABIS for costs relating to servicing phone inquiries on behalf of the Fund. During the year ended December 31, 2012, there was no reimbursement paid to ABIS.

Pursuant to the investment advisory agreement, the Fund may reimburse the Adviser for certain legal and accounting services provided to the Fund by the Adviser. For the year ended December 31, 2012, the reimbursement for such services amounted to $76,958.

During the year ended December 31, 2012, the Adviser reimbursed the Fund $51 for trading losses incurred due to a trade entry error.

The Fund may invest in the AllianceBernstein Fixed-Income Shares, Inc.—Government STIF Portfolio (“Government STIF Portfolio”), an open-end management investment company managed by the Adviser. The Government STIF Portfolio is offered as a cash management option to mutual funds and other institutional accounts of the Adviser, and is not available for direct purchase by members of the public. The Government STIF Portfolio pays no investment management fees but does bear its own expenses. A summary of the Fund's transactions in shares of the Government STIF Portfolio for the year ended December 31, 2012 is as follows:

Market Value December 31, 2011 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value December 31, 2012 (000)	Dividend Income (000)
$ 16,492	$761,730	$766,967	$11,255	$40

Brokerage commissions paid on investment transactions for the year ended December 31, 2012 amounted to $83,071, of which $0 and $0, respectively, was paid to Sanford C. Bernstein & Co. LLC and Sanford C. Bernstein Limited, affiliates of the Adviser.

NOTE C

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the year ended December 31, 2012 were as follows:

	Purchases	Sales
Investment securities (excluding U.S. government securities)	$642,990,209	$671,328,518
U.S. government securities	1,309,787,025	1,215,824,320

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation (excluding futures, foreign currency, written options and swap transactions) are as follows:

Cost	$3,095,592,023

Gross unrealized appreciation	$214,361,024
Gross unrealized depreciation	(10,117,382)

Net unrealized appreciation	$204,243,642

48	• ALLIANCEBERNSTEIN INCOME FUND

Notes to Financial Statements

1. Derivative Financial Instruments

The Fund may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The principal types of derivatives utilized by the Fund, as well as the methods in which they may be used are:

•	Futures Contracts

The Fund may buy or sell futures contracts for investment purposes or for the purpose of hedging its portfolio against adverse effects of potential movements in the market. The Fund bears the market risk that arises from changes in the value of these instruments and the imperfect correlation between movements in the price of the futures contracts and movements in the price of the assets, reference rates or indices which they are designed to track. Among other things, the Fund may purchase or sell futures contracts for foreign currencies or options thereon for non-hedging purposes as a means of making direct investment in foreign currencies, as described below under “Currency Transactions”.

At the time the Fund enters into a futures contract, the Fund deposits and maintains as collateral an initial margin with the broker, as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for exchange-traded futures contracts is generally less than privately negotiated futures contracts, since the clearinghouse, which is the issuer or counterparty to each exchange-traded future, provides a guarantee of performance. This guarantee is supported by a daily payment system (i.e., margin requirements). When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Use of long futures contracts subjects the Fund to risk of loss in excess of the amounts shown on the statement of assets and liabilities, up to the notional value of the futures contracts. Use of short futures contracts subjects the Fund to unlimited risk of loss. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day's settlement price, which could effectively prevent liquidation of unfavorable positions.

During the year ended December 31, 2012, the Fund held futures contracts for hedging and non-hedging purposes.

ALLIANCEBERNSTEIN INCOME FUND •	49

Notes to Financial Statements

•	Forward Currency Exchange Contracts

The Fund may enter into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sale commitments denominated in foreign currencies and for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions”.

A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on foreign currency transactions. Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and/or depreciation by the Fund. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

During the year ended December 31, 2012, the Fund held forward currency exchange contracts for hedging and non-hedging purposes.

•	Option Transactions

For hedging and investment purposes, the Fund may purchase and write (sell) put and call options on U.S. and foreign securities, including government securities, and foreign currencies that are traded on U.S. and foreign securities exchanges and over-the- counter markets. Among other things, the Fund may use options transactions for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions” and may use options strategies involving the purchase and/or writing of various combinations of call and/or put options, for hedging and investment purposes.

The risk associated with purchasing an option is that the Fund pays a premium whether or not the option is exercised. Additionally, the Fund bears the risk of loss of the premium and change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Fund writes an option, the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from written options which expire unexercised are recorded by the Fund on the expiration date as realized gains from options written. The difference between the premium

50	• ALLIANCEBERNSTEIN INCOME FUND

Notes to Financial Statements

received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium received is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium received is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has realized a gain or loss. If a put option is exercised, the premium received reduces the cost basis of the security or currency purchased by the Fund. In writing an option, the Fund bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Fund could result in the Fund selling or buying a security or currency at a price different from the current market value.

During the year ended December 31, 2012, the Fund held purchased options for hedging purposes. During the year ended December 31, 2012, the Fund held written options for hedging purposes.

For the year ended December 31, 2012, the Fund had the following transactions in written options:

	Number of Contracts		Premiums Received
Options written outstanding as of 12/31/11	– 0	–	$	– 0	–
Options written	1,954,372,000			362,185
Options expired	(42,900,000)			(190,153)
Options bought back	– 0	–		– 0	–
Options exercised	– 0	–		– 0	–

Options written outstanding as of 12/31/12	1,911,472,000			$172,032

•	Swap Agreements

The Fund may enter into swaps to hedge its exposure to interest rates, credit risk, or currencies. The Fund may also enter into swaps for non-hedging purposes as a means of gaining market exposures, including by making direct investments in foreign currencies, as described below under “Currency Transactions”. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other. In addition, collateral may be pledged or received by the Fund in accordance with the terms of the respective swap agreements to provide value and recourse to the Fund or its counterparties in the event of default, bankruptcy or insolvency by one of the parties to the swap agreement.

Risks may arise as a result of the failure of the counterparty to the swap contract to comply with the terms of the swap contract. The loss incurred by the failure of a counterparty is generally limited to the net interim

ALLIANCEBERNSTEIN INCOME FUND •	51

Notes to Financial Statements

payment to be received by the Fund, and/or the termination value at the end of the contract. Therefore, the Fund considers the creditworthiness of each counterparty to a swap contract in evaluating potential counterparty risk. This risk is mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund's exposure to the counterparty. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities. The Fund accrues for the interim payments on swap contracts on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swap contracts on the statement of assets and liabilities, where applicable. Once the interim payments are settled in cash, the net amount is recorded as realized gain/(loss) on swaps on the statement of operations, in addition to any realized gain/(loss) recorded upon the termination of swap contracts. Upfront premiums paid or received are recognized as cost or proceeds on the statement of assets and liabilities and are amortized on a straight line basis over the life of the contract. Amortized upfront premiums are included in net realized gain/(loss) from swaps on the statement of operations. Fluctuations in the value of swap contracts are recorded as a component of net change in unrealized appreciation/depreciation of swap contracts on the statement of operations.

Interest Rate Swaps:

The Fund is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Fund holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Fund may enter into interest rate swap contracts. Interest rate swaps are agreements between two parties to exchange cash flows based on a notional amount. The Fund may elect to pay a fixed rate and receive a floating rate, or, receive a fixed rate and pay a floating rate on a notional amount.

In addition, the Fund may also enter into interest rate swap transactions to preserve a return or spread on a particular investment or portion of its portfolio, or protecting against an increase in the price of securities the Fund anticipates purchasing at a later date. Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments) computed based on a contractually-based principal (or “notional”) amount. Interest rate swaps are entered into on a net basis (i.e., the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments).

During the year ended December 31, 2012, the Fund held interest rate swaps for hedging and non-hedging purposes.

52	• ALLIANCEBERNSTEIN INCOME FUND

Notes to Financial Statements

Credit Default Swaps:

The Fund may enter into credit default swaps, including to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults by corporate and sovereign issuers held by the Fund, or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. The Fund may purchase credit protection (“Buy Contract”) or provide credit protection (“Sale Contract”) on the referenced obligation of the credit default swap. During the term of the swap agreement, the Fund receives/(pays) fixed payments from/(to) the respective counterparty, calculated at the agreed upon rate applied to the notional amount. If the Fund is a buyer/(seller) of protection and a credit event occurs, as defined under the terms of the swap agreement, the Fund will either (i) receive from the seller/(pay to the buyer) of protection an amount equal to the notional amount of the swap contract (the “Maximum Payout Amount”) and deliver/(take delivery of) the referenced obligation or (ii) receive/(pay) a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation.

Credit default swaps may involve greater risks than if a Fund had invested in the referenced obligation directly. Credit default swaps are subject to general market risk, liquidity risk, counterparty risk and credit risk. If the Fund is a buyer of protection and no credit event occurs, it will lose the payments it made to its counterparty. If the Fund is a seller of protection and a credit event occurs, the value of the referenced obligation received by the Fund coupled with the periodic payments previously received, may be less than the Maximum Payout Amount it pays to the buyer, resulting in a net loss to the Fund.

During the year ended December 31, 2012, the Fund held credit default swaps for hedging and non-hedging purposes.

Implied credit spreads utilized in determining the market value of credit default swaps on issuers as of period end are disclosed in the portfolio of investments. The implied spreads serve as an indicator of the current status of the payment/performance risk and typically reflect the likelihood of default by the issuer of the referenced obligation. The implied credit spread of a particular reference obligation also reflects the cost of buying/selling protection and may reflect upfront payments required to be made to enter into the agreement. Widening credit spreads typically represent a deterioration of the referenced obligation's credit soundness and greater likelihood of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced obligation.

At December 31, 2012, the Fund had Sale Contracts outstanding with a Maximum Payout Amount of $73,484,000, with net unrealized appreciation of $7,126,799, and terms of less than 4 years, as reflected in the portfolio of investments.

ALLIANCEBERNSTEIN INCOME FUND •	53

Notes to Financial Statements

In certain circumstances Maximum Payout Amounts may be partially offset by recovery values of the respective referenced obligations, upfront premium received upon entering into the agreement, or net amounts received from settlement of buy protection credit default swap agreements entered into by the Fund for the same reference obligation with the same counterparty. As of December 31, 2012, the Fund did not have Buy Contracts outstanding with respect to the same referenced obligation and same counterparty for its Sale Contracts outstanding.

Documentation governing the Fund’s OTC derivatives may contain provisions for early termination of such transaction in the event the net assets of the Fund decline below specific levels set forth in the documentation (“net asset contingent features”). If these levels are triggered, the Fund's counterparty has the right to terminate such transaction and require the Fund to pay or receive a settlement amount in connection with the terminated transaction. As of December 31, 2012, the Fund had OTC derivatives with contingent features in net liability positions in the amount of $372,674. If a trigger event had occurred at December 31, 2012, for those derivatives in a net liability position, an amount of $372,674 would be required to be posted by the Fund since the aggregate fair value of the required collateral posted exceeded the settlement amounts of open derivative contracts.

At December 31, 2012, the Fund had entered into the following derivatives:

	Asset Derivatives			Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Foreign exchange contracts	Unrealized appreciation of forward currency exchange contracts	$2,233,677		Unrealized depreciation of forward currency exchange contracts	$1,252,067

Foreign exchange contracts	Investments in securities, at value	17,781

Foreign exchange contracts				Options written, at value	211,832

Credit contracts	Unrealized appreciation on credit default swap contracts	7,126,799

Interest rate contracts	Receivable/Payable for variation margin on futures contracts	3,481,605	*

Total		$12,859,862			$1,463,899

*	Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative appreciation/(depreciation) of futures contracts as reported in the portfolio of investments.

54	• ALLIANCEBERNSTEIN INCOME FUND

Notes to Financial Statements

The effect of derivative instruments on the statement of operations for the year ended December 31, 2012:

Derivative Type	Location of Gain or (Loss) on Derivatives	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Foreign exchange contracts	Net realized gain (loss) on foreign currency transactions; Net change in unrealized appreciation/depreciation of foreign currency denominated assets and liabilities	$5,379,332	$(1,428,099)

Foreign exchange contracts	Net realized gain (loss) on investment transactions; Net change in unrealized appreciation/depreciation of investments	(1,429,327)	22,572

Foreign exchange contracts	Net realized gain (loss) on options written; Net change in unrealized appreciation/depreciation of options written	198,266	(39,800)

Credit contracts	Net realized gain (loss) on swap contracts; Net change in unrealized appreciation/depreciation of swap contracts	4,044,074	7,374,258

Interest rate contracts	Net realized gain (loss) on futures contracts; Net change in unrealized appreciation/depreciation of futures contracts	(30,589,728)	8,464,118

Interest rate contracts	Net realized gain (loss) on swap contracts; Net change in unrealized appreciation/depreciation of swap contracts	262,385	– 0	–

Total		$(22,134,998)	$14,393,049

ALLIANCEBERNSTEIN INCOME FUND •	55

Notes to Financial Statements

The following table represents the volume of the Fund's derivative transactions during the year ended December 31, 2012:

Forward Currency Exchange Contracts:
Average principal amount of buy contracts	$162,436,890
Average principal amount of sale contracts	$236,730,980
Purchased Options:
Average monthly cost	$573,671	(a)
Credit Default Swap Contracts:
Average notional amount of buy contracts	$5,000,000	(b)
Average notional amount of sale contracts	$73,886,462
Futures Contracts:
Average original value of sale contracts	$687,788,886
Interest Rate Swap Contracts:
Average notional amount	$44,589,301	(b)

(a)	Positions were open for eleven months of the year.

(b)	Positions were open for one month of the year.

2. Currency Transactions

The Fund may invest in non-U.S. Dollar securities on a currency hedged or unhedged basis. The Fund may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Fund may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Fund and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Fund may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

3. Dollar Rolls

The Fund may enter into dollar rolls. Dollar rolls involve sales by the Fund of securities for delivery in the current month and the Fund's simultaneously contracting to repurchase substantially similar (same type and coupon) securities on a specified future date. During the roll period, the Fund forgoes principal and interest paid on the securities. The Fund is compensated by the difference between the current sales price and the lower forward price for the future purchase (often referred to as the “drop”) as well as by the interest earned on the cash proceeds of the initial sale. Dollar rolls involve the risk that the market value of the securities the Fund is obligated to repurchase under the agreement may decline below the repurchase price. Dollar rolls are speculative techniques and may be considered to be borrowings by the Fund. For the year ended December 31, 2012, the Fund had no transactions in dollar rolls.

56	• ALLIANCEBERNSTEIN INCOME FUND

Notes to Financial Statements

4. Reverse Repurchase Agreements

Under a reverse repurchase agreement, the Fund sells securities and agrees to repurchase them at a mutually agreed upon date and price. At the time the Fund enters into a reverse repurchase agreement, it will establish a segregated account with the custodian containing liquid assets having a value at least equal to the repurchase price. For the year ended December 31, 2012, the average amount of reverse repurchase agreements outstanding was $1,002,006,075 and the daily weighted average interest rate was .22%.

5. Loan Participations and Assignments

The Fund may invest in direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers, either in the form of participations at the time the loan is originated (“Participations”) or by buying an interest in the loan in the secondary market from a financial institution or institutional investor (“Assignments”). A loan is often administered by a bank or other financial institution (the “Lender”) that acts as agent for all holders. The agent administers the term of the loan as specified in the loan agreement. When investing in Participations, the Fund generally has no right to enforce compliance with the terms of the loan agreement with the borrower. In addition, when investing in Participations, the Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender and only upon receipt of payments by the Lender from the borrower. As a result, the Fund may be subject to the credit risk of both the borrower and the Lender. When the Fund purchases Assignments from Lenders, it will typically acquire direct rights against the borrower on the loan. These loans may include participations in “bridge loans”, which are loans taken out by borrowers for a short period (typically less than six months) pending arrangement of more permanent financing through, for example, the issuance of bonds, frequently high-yield bonds issued for the purpose of acquisitions. The Fund may also participate in unfunded loan commitments, which are contractual obligations for investing in future Participations, and receive a commitment fee based on the amount of the commitment. Under these arrangements, the Fund will receive a fixed rate commitment fee and, if and to the extent the borrower borrows under the facility, the Fund may receive an additional funding fee.

Unfunded loan commitments and funded loans are marked to market daily.

At December 31, 2012, the Fund had no such commitments outstanding and received $336,607 in commitment fees for the year ended December 31, 2012.

NOTE D

Common Stock

During the years ended December 31, 2012 and December 31, 2011, the Fund did not issue any shares in connection with the Fund's dividend reinvestment plan.

ALLIANCEBERNSTEIN INCOME FUND •	57

Notes to Financial Statements

NOTE E

Risks Involved in Investing in the Fund

Interest Rate Risk and Credit Risk—Interest rate risk is the risk that changes in interest rates will affect the value of the Fund’s investments in fixed-income debt securities such as bonds or notes. Increases in interest rates may cause the value of the Fund's investments to decline. Credit risk is the risk that the issuer or guarantor of a debt security, or the counterparty to a derivative contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The degree of risk for a particular security may be reflected in its credit risk rating. Credit risk is greater for medium quality and lower-rated securities. Lower-rated debt securities and similar unrated securities (commonly known as “junk bonds”) have speculative elements or are predominantly speculative risks.

Derivatives Risk—The Fund may enter into derivative transactions such as forwards, options, futures and swaps. Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Fund, and subject to counterparty risk to a greater degree than more traditional investments. Derivatives may result in significant losses, including losses that are far greater than the value of the derivatives reflected in the statement of assets and liabilities.

Foreign Securities Risk—Investing in securities of foreign companies or foreign governments involves special risks which include changes in foreign currency exchange rates and the possibility of future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies or foreign governments and their markets may be less liquid and their prices more volatile than those of comparable U.S. companies or of the U.S. government.

The Fund invests in the sovereign debt obligations of countries that are considered emerging market countries at the time of purchase. Therefore, the Fund is susceptible to governmental factors and economic and debt restructuring developments adversely affecting the economics of these emerging market countries. In addition, these debt obligations may be less liquid and subject to greater volatility than debt obligations of more developed countries.

Currency Risk—This is the risk that changes in foreign currency exchange rates may negatively affect the value of the Fund's investments or reduce the returns of the Fund. For example, the value of the Fund’s investments in foreign currency-denominated securities or currencies may decrease if the U.S. Dollar is strong (i.e., gaining value relative to other currencies) and other currencies are weak (i.e., losing value relative to the U.S. Dollar). Currency markets are generally not as regulated as securities markets. Independent of the Fund's investments denominated in foreign currencies, the Fund's positions in various foreign currencies may cause the Fund to experience investment losses due to the changes in exchange rates and interest rates.

58	• ALLIANCEBERNSTEIN INCOME FUND

Notes to Financial Statements

Leverage Risk—The Fund utilizes leverage through the investment techniques of reverse repurchase agreements and dollar rolls. In addition, the Fund may borrow money in the future, through participation in credit facilities, direct bank borrowings, or otherwise. Reverse repurchase agreements and dollar rolls are speculative techniques and are considered borrowings by the Fund. The use of derivative instruments by the Fund, such as forwards, futures, options and swaps, may also result in a form of leverage.

Leverage may result in higher returns to the Fund than if the Fund were not leveraged, but may also adversely affect returns, particularly if the market is declining. The risks of leverage also include potentially a higher volatility of the NAV of the common stock, potentially more volatility in the market value of the common stock and the relatively greater effect on the NAV of the common stock caused by favorable or adverse changes in portfolio security values or currency exchange rates. In addition, changes in the interest rate environment can increase or decrease shareholder returns. The Fund maintains asset coverage of at least 300% with respect to borrowings.

To the extent that the current interest rate on the Fund’s indebtedness approaches the net return on the leveraged portion of the Fund’s investment portfolio, then the benefit to the shareholders will be reduced. If the rate on indebtedness were to exceed the net return on the same portion of the portfolio, then this would result in a lower rate of return for the shareholders. Similarly, the use of leverage in a declining market can advance the decrease of the Fund’s NAV more so than if the Fund were not leveraged, which would likely be reflected in a greater decline in the market price for shares of common stock than if the Fund were not leveraged. In extreme cases, if the Fund’s current investment income were not sufficient to meet interest payments on indebtedness or if the Fund failed to maintain the asset coverage required by the 1940 Act, then it could be necessary for the Fund to liquidate certain investments at a time when it may be disadvantageous to do so.

Indemnification Risk—In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Fund has not accrued any liability in connection with these indemnification provisions.

ALLIANCEBERNSTEIN INCOME FUND •	59

Notes to Financial Statements

NOTE F

Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended December 31, 2012 and December 31, 2011 were as follows:

	2012	2011
Distributions paid from:
Ordinary income	$172,030,064	$139,236,985
Net long-term capital gains	72,994,965	– 0	–

Total taxable distributions paid	$245,025,029	$139,236,985

As of December 31, 2012, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Accumulated capital and other losses	$(34,742,095	)(a)
Unrealized appreciation/(depreciation)	208,439,831	(b)

Total accumulated earnings/(deficit)	$173,697,736	(c)

(a)

During the fiscal year ended December 31, 2012, the Fund utilized $41,244,647 of capital loss carryforwards to offset current year net realized gains. As of December 31, 2012, the cumulative deferred loss on straddles was $32,636,772. At December 31, 2012, the Fund had a post-October short-term capital loss deferral of $2,105,323, which is deemed to arise on January 1, 2013.

(b)

The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the tax deferral of losses on wash sales, the tax treatment of swaps, and the realization for tax purposes of gains/losses on certain derivative instruments.

(c)

The differences between book-basis and tax-basis components of accumulated earnings/(deficit) are attributable primarily to dividends payable and the tax deferral of dividend income from real estate investment trust (REIT) securities.

For tax purposes, net capital losses may be carried over to offset future capital gains, if any. Under the Regulated Investment Company Modernization Act of 2010, funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an indefinite period. These post-enactment capital losses must be utilized prior to the pre-enactment capital losses, which are subject to expiration. Post-enactment capital loss carryforwards will retain their character as either short-term or long-term capital losses rather than being considered short-term as under previous regulation. As of December 31, 2012, the Fund did not have any capital loss carryforwards.

During the current fiscal year, permanent differences primarily due to reclassifications of foreign currency, paydown gains/losses, and consent fees, the tax treatment of swaps and options, a dividend overdistribution, the tax treatment of partnership investments, and the redesignation of dividends resulted in a net decrease in distributions in excess of net investment income, a net decrease in accumulated net realized loss on investment and foreign currency transactions, and a net decrease in additional paid-in capital. These reclassifications had no effect on net assets.

60	• ALLIANCEBERNSTEIN INCOME FUND

Notes to Financial Statements

NOTE G

Recent Accounting Pronouncement

In December 2011, the Financial Accounting Standards Board issued an Accounting Standards Update (“ASU”) related to disclosures about offsetting assets and liabilities in financial statements. The amendments in this update require an entity to disclose both gross and net information for derivatives and other financial instruments that are either offset in the statement of assets and liabilities or subject to an enforceable master netting arrangement or similar agreement. The ASU is effective during interim or annual reporting periods beginning on or after January 1, 2013. At this time, management is evaluating the implication of this ASU and its impact on the financial statements has not been determined.

NOTE H

Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Fund's financial statements through this date.

ALLIANCEBERNSTEIN INCOME FUND •	61

Notes to Financial Statements

FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Common Stock Outstanding Throughout Each Period

Year Ended December 31,
2012	2011	2010	2009	2008

Net asset value, beginning of period	$ 8.93	$ 8.75	$ 8.37	$ 7.49	$ 8.59

Income From Investment Operations
Net investment income(a)	.40	.44	.47	.54	.59
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.57	.31	.40	.89	(1.06)
Contributions from Adviser	.00	(b)	– 0	–	– 0	–	– 0	–	.00	(b)

Net increase (decrease) in net asset value from operations	.97	.75	.87	1.43	(.47)

Less: Dividends and Distributions
Dividends from net investment income	(.48)	(.57)	(.49)	(.55)	(.63)
Distributions from net realized gain on investment transactions	(.53)	– 0	–	– 0	–	– 0	–	– 0	–

Total dividends and distributions	(1.01)	(.57)	(.49)	(.55)	(.63)

Net asset value, end of period	$ 8.89	$ 8.93	$ 8.75	$ 8.37	$ 7.49

Market value, end of period	$ 8.10	$ 8.07	$ 7.93	$ 8.25	$ 7.08

Discount, end of period	(8.89)%	(9.63)%	(9.37)%	(1.43)%	(5.47)%
Total Return
Total investment return based on:(c)
Market value	13.08%	9.36%	2.10%	25.09%	(4.64)%
Net asset value	12.15%	9.67%	11.04	%*	19.97%	(5.46	)%*
Ratios/Supplemental Data
Net assets, end of period (000,000's omitted)	$2,159	$2,168	$2,126	$2,033	$1,817
Ratio to average net assets of:
Expenses	.64%	.64%	.71%	.91%	2.02%
Expenses, excluding interest expense and TALF administration fee(d)	.55%	.58%	.60%	.68%	.72%
Expenses, excluding interest expense(d)	.55%	.58%	.60%	.69%	.72%
Net investment income	4.34%	5.00%	5.40%	6.84%	7.15%
Portfolio turnover rate	58%	67%	121%	153%	51%
Asset coverage ratio(e)	N/A	N/A	N/A	N/A	530%
Bank borrowing outstanding (in millions)(e)	$– 0	–	$– 0	–	$– 0	–	$– 0	–	$400

See footnote summary on page 63.

62	• ALLIANCEBERNSTEIN INCOME FUND

Financial Highlights

(a)	Based on average shares outstanding.

(b)	Amount is less than $0.005.

(c)	Total investment return is calculated assuming a purchase of common stock on the opening of the first day and a sale on the closing of the last day of each period reported. Dividends and distributions, if any, are assumed for purposes of this calculation, to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Generally, total investment return based on net asset value will be higher than total investment return based on market value in periods where there is an increase in the discount or a decrease in the premium of the market value to the net asset value from the beginning to the end of such periods. Conversely, total investment return based on net asset value will be lower than total investment return based on market value in periods where there is a decrease in the discount or an increase in the premium of the market value to the net asset value from the beginning to the end of such periods. Total investment return calculated for a period of less than one year is not annualized.
(d)	Excludes net interest expense of .09%, .06%, .11%, .22%, and 1.30%, respectively, on borrowings.
(e)	The Fund participated in a credit facility which was terminated on May 22, 2009.

*	Includes the impact of proceeds received and credited to the Fund resulting from class action settlements, which enhanced the Fund's performance for the years ended December 31, 2010 and December 31, 2008 by 0.15% and 0.33%, respectively.

See notes to financial statements.

ALLIANCEBERNSTEIN INCOME FUND •	63

Financial Highlights

REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Directors of

AllianceBernstein Income Fund, Inc.

We have audited the accompanying statement of assets and liabilities of AllianceBernstein Income Fund, Inc. (the “Fund”), including the portfolio of investments, as of December 31, 2012, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2012, by correspondence with the custodian and others, or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AllianceBernstein Income Fund, Inc. at December 31, 2012, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

February 26, 2013

64	• ALLIANCEBERNSTEIN INCOME FUND

Report of Independent Registered Public Accounting Firm

2012 FEDERAL TAX INFORMATION

(unaudited)

For Federal income tax purposes, the following information is furnished with respect to the distributions paid by the Fund during the taxable year ended December 31, 2012. For foreign shareholders, 49.00% of ordinary income dividends paid may be considered to be qualifying to be taxed as interest-related dividends.

ALLIANCEBERNSTEIN INCOME FUND •	65

2012 Federal Tax Information

ADDITIONAL INFORMATION

(unaudited)

Dividend Reinvestment and Cash Purchase Plan

Shareholders whose shares are registered in their own names may elect to be participants in the Dividend Reinvestment and Cash Purchase Plan (the “Plan”), pursuant to which dividends and capital gain distributions to shareholders will be paid in or reinvested in additional shares of the Fund (the “Dividend Shares”). Computershare Trust Company, N.A. (the “Agent”) will act as agent for participants under the Plan. The Plan also allows you to make optional cash investments in Fund shares through the Agent. Shareholders whose shares are held in the name of a broker or nominee should contact such broker or nominee to determine whether or how they may participate in the Plan.

If the Board declares an income distribution or determines to make a capital gain distribution payable either in shares or in cash, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in shares of common stock of the Fund valued as follows:

(i)	If the shares of common stock are trading at net asset value or at a premium above net asset value at the time of valuation, the Fund will issue new shares at the greater of net asset value or 95% of the then current market price.

(ii)	If the shares of common stock are trading at a discount from net asset value at the time of valuation, the Plan Agent will receive the dividend or distribution in cash and apply it to the purchase of the Fund’s shares of common stock in the open market on the New York Stock Exchange or elsewhere, for the participants’ accounts. Such purchases will be made on or shortly after the payment date for such dividend or distribution and in no event more than 30 days after such date except where temporary curtailment or suspension of purchase is necessary to comply with Federal securities laws. If, before the Plan Agent has completed its purchases, the market price exceeds the net asset value of a share of common stock, the average purchase price per share paid by the Plan Agent may exceed the net asset value of the Fund’s shares of common stock, resulting in the acquisition of fewer shares than if the dividend or distribution had been paid in shares issued by the Fund.

The Plan Agent will maintain all shareholders’ accounts in the Plan and furnish written confirmation of all transactions in the account, including information needed by shareholders for tax records. Shares in the account of each Plan participant will be held by the Plan Agent in non-certificate form in the name of the participant, and each shareholder’s proxy will include those shares purchased or received pursuant to the Plan.

There will be no charges with respect to shares issued directly by the Fund to satisfy the dividend reinvestment requirements. However, each participant will

66	• ALLIANCEBERNSTEIN INCOME FUND

Additional Information

pay a pro-rata share of brokerage commissions incurred with respect to the Plan Agent’s open market purchases of shares.

The automatic reinvestment of dividends and distributions will not relieve participants of any income taxes that may be payable (or required to be withheld) on dividends and distributions.

Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan as applied to any voluntary cash payments made and any dividend or distribution paid subsequent to written notice of the change sent to participants in the Plan at least 90 days before the record date for such dividend or distribution. The Plan may also be amended or terminated by the Plan Agent on at least 90 days written notice to participants in the Plan. All correspondence concerning the Plan should be directed to the Plan Agent at Computershare Trust Company, N.A., P.O. Box 43010, Providence, RI 02940-3010.

ALLIANCEBERNSTEIN INCOME FUND •	67

Additional Information

BOARD OF DIRECTORS

William H. Foulk, Jr.(1), Chairman John H. Dobkin(1)	Robert M. Keith, President and Chief Executive Officer
Michael J. Downey(1) D. James Guzy(1) Nancy P. Jacklin(1)	Garry L. Moody(1) Marshall C. Turner, Jr.(1) Earl D. Weiner(1)

OFFICERS

Philip L. Kirstein,

Senior Vice President and Independent Compliance Officer

Paul J. DeNoon(2), Vice President

Gershon M. Distenfeld(2),
Vice President

Michael L. Mon, Vice President

Douglas J. Peebles(2), Vice President

Matthew S. Sheridan(2), Vice President Emilie D. Wrapp, Secretary Joseph J. Mantineo, Treasurer and Chief Financial Officer Phyllis J. Clarke, Controller

Administrator

AllianceBernstein L.P.

1345 Avenue of the Americas

New York, NY 10105

Dividend Paying Agent, Transfer Agent and Registrar

Computershare Trust Company, N.A.

P.O. Box 43010

Providence, RI 02940-3010

Custodian and Accounting Agent

State Street Bank and Trust Company

One Lincoln Street

Boston, MA 02111

Legal Counsel Seward & Kissel LLP One Battery Park Plaza New York, NY 10004 Independent Registered Public Accounting Firm Ernst & Young LLP 5 Times Square New York, NY 10036

(1)	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee. Mr. Foulk is the sole member of the Fair Value Pricing Committee.

(2)	The most significant responsibility for the day-to-day management of, and investment decisions for, the Fund’s portfolio are made by a team of investment professionals consisting of Messrs. DeNoon, Distenfeld, Peebles and Sheridan.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase from time to time at market prices shares of its Common Stock in the open market.

This report, including the financial statements herein, is transmitted to the shareholders of AllianceBernstein Income Fund for their information. The financial information included herein is taken from the records of the Fund. This is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report.

Annual Certifications—As required, on April 27, 2012, the Fund submitted to the New York Stock Exchange (“NYSE”) the annual certification of the Fund’s Chief Executive Officer certifying that he is not aware of any violations of the NYSE’s Corporate Governance listing standards. The Fund has also included the certifications of the Fund’s Chief Executive Officer and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act of 2002 as exhibits to the Fund’s Form N-CSR filed with the Securities and Exchange Commission for the reporting period.

68	• ALLIANCEBERNSTEIN INCOME FUND

Board of Directors

MANAGEMENT OF THE FUND

Board of Directors Information

The business and affairs of the Fund are managed under the direction of the Board of Directors. Certain information concerning the Fund’s Directors is set forth below.

NAME, ADDRESS*, AGE (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIP HELD BY DIRECTOR IN PAST FIVE YEARS
INTERESTED DIRECTOR
Robert M. Keith,# 1345 Avenue of the Americas New York, NY 10105 52 (2008)	Senior Vice President of AllianceBernstein L.P. (the “Adviser”)** and Head of AllianceBernstein Investments, Inc. (“ABI”)** since July 2008; Director of ABI and President of the AllianceBernstein Mutual Funds. Previously, he served as Executive Managing Director of ABI from December 2006 to June 2008. Prior to joining ABI in 2006, Executive Managing Director of Bernstein Global Wealth Management, and prior thereto, Senior Managing Director and Global Head of Client Service and Sales of the Adviser’s institutional investment management business since 2004. Prior thereto, Managing Director and Head of North American Client Service and Sales in the Adviser’s institutional investment management business, with which he had been associated since prior to 2004.	101	None

DISINTERESTED DIRECTORS
William H. Foulk, Jr., ##, ### 80 (1998) Chairman of the Board	Investment Adviser and an Independent Consultant since prior to 2008. Previously, he was Senior Manager of Barrett Associates, Inc., a registered investment adviser. He was formerly Deputy Comptroller and Chief Investment Officer of the State of New York and, prior thereto, Chief Investment Officer of the New York Bank for Savings. He has served as a director or trustee of various AllianceBernstein Funds since 1983 and has been Chairman of the AllianceBernstein Funds and of the Independent Directors Committee of such Funds since 2003. He is also active in a number of mutual fund related organizations and committees.	101	None

ALLIANCEBERNSTEIN INCOME FUND •	69

Management of the Fund

NAME, ADDRESS*, AGE (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIP HELD BY DIRECTOR IN PAST FIVE YEARS
DISINTERESTED DIRECTORS (continued)
John H. Dobkin, ## 71 (1998)	Independent Consultant since prior to 2008. Formerly, President of Save Venice, Inc. (preservation organization) from 2001–2002; Senior Advisor from June 1999–June 2000 and President of Historic Hudson Valley (historic preservation) from December 1989–May 1999. Previously, Director of the National Academy of Design. He has served as a director or trustee of various AllianceBernstein Funds since 1992 and as Chairman of the Audit Committees of a number of such Funds from 2001–2008.	101	None

Michael J. Downey, ## 69 (2005)	Private Investor since prior to 2008. Formerly managing partner of Lexington Capital, LLC (investment advisory firm) from December 1997 until December 2003. From 1987 until 1993, Chairman, and CEO of Prudential Mutual Fund Management, director of the Prudential mutual funds and member of the Executive Committee of Prudential Securities, Inc. He has served as a director or trustee of the AllianceBernstein Funds since 2005 and is a director of two other registered investment companies (and Chairman of one of them).	101	Asia Pacific Fund, Inc. and The Merger Fund since prior to 2008, and Prospect Acquisition Corp. (financial services) from 2007 until 2009

70	• ALLIANCEBERNSTEIN INCOME FUND

Management of the Fund

NAME, ADDRESS*, AGE (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIP HELD BY DIRECTOR IN PAST FIVE YEARS
DISINTERESTED DIRECTORS (continued)
D. James Guzy, ## 76 (2005)	Chairman of the Board of PLX Technology (semi-conductors) and of SRC Computers Inc., with which he has been associated since prior to 2008. He was a director of Intel Corporation (semi-conductors) from 1969 until 2008 and served as Chairman of the Finance Committee of such company for several years until May 2008. He has served as a director or trustee of one or more of the AllianceBernstein Funds since 1982.	101	Cirrus Logic (semi-conductors), and PLX Technology (semi-conductors) since prior to 2008 and Intel Corporation (semi-conductors) until 2008

Nancy P. Jacklin, ## 64 (2006)	Professorial Lecturer at the Johns Hopkins School of Advanced International Studies since 2008. Formerly, U.S. Executive Director of the International Monetary Fund (December 2002-May 2006); Partner, Clifford Chance (1992-2002); Sector Counsel, International Banking and Finance, and Associate General Counsel, Citicorp (1985-1992); Assistant General Counsel (International), Federal Reserve Board of Governors (1982-1985); and Attorney Advisor, U.S. Department of the Treasury (1973-1982). Member of the Bar of the District of Columbia and of New York; and member of the Council on Foreign Relations. She has served as a director or trustee of the AllianceBernstein Funds since 2006.	101	None

ALLIANCEBERNSTEIN INCOME FUND •	71

Management of the Fund

NAME, ADDRESS*, AGE (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIP HELD BY DIRECTOR IN PAST FIVE YEARS
DISINTERESTED DIRECTORS (continued)
Garry L. Moody, ## 60 (2008)	Independent Consultant. Formerly, Partner, Deloitte & Touche LLP (1995–2008) where he held a number of senior positions, including Vice Chairman, and U.S. and Global Investment Management Practice Managing Partner; President, Fidelity Accounting and Custody Services Company (1993–1995); and Partner, Ernst & Young LLP (1975–1993), where he served as the National Director of Mutual Fund Tax Services. He is also a member of the Governing Council of the Independent Directors Council (IDC), an organization of independent directors of mutual funds. He has served as a director or trustee, and as Chairman of the Audit Committee, of the AllianceBernstein Funds since 2008.	101	None

Marshall C. Turner, Jr., ## 71 (2005)	Private Investor since prior to 2008. Interim CEO of MEMC Electronic Materials, Inc. (semi-conductor and solar cell substrates) from November 2008 until March 2009. He was Chairman and CEO of Dupont Photomasks, Inc. (components of semi-conductor manufacturing), 2003–2005, and President and CEO, 2005–2006, after the company was acquired and renamed Toppan Photomasks, Inc. He has extensive experience in venture capital investing including prior service as general partner of three institutional venture capital partnerships, and serves on the boards of a number of education and science-related non-profit organizations. He has served as a director or trustee of one or more of the AllianceBernstein Funds since 1992.	101	Xilinx, Inc. (programmable logic semi-conductors) and MEMC Electronic Materials, Inc. (semi-conductor and solar cell substrates) since prior to 2008

72	• ALLIANCEBERNSTEIN INCOME FUND

Management of the Fund

NAME, ADDRESS*, AGE (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIP HELD BY DIRECTOR IN PAST FIVE YEARS
DISINTERESTED DIRECTORS (continued)
Earl D. Weiner, ## 73 (2007)	Of Counsel, and Partner prior to January 2007, of the law firm Sullivan & Cromwell LLP and member of ABA Federal Regulation of Securities Committee Task Force to draft editions of the Fund Director’s Guidebook. He also serves as a director or trustee of various non-profit organizations and has served as Chairman or Vice Chairman of a number of them. He has served as a director or trustee of the AllianceBernstein Funds since 2007 and is Chairman of the Governance and Nominating Committees of the Funds.	101	None

*	The address for each of the Fund’s disinterested Directors is c/o AllianceBernstein L.P., Attention: Philip L. Kirstein, 1345 Avenue of the Americas, New York, NY 10105.

**	There is no stated term of office for the Fund’s Directors.

***	The information above includes each Director’s principal occupation during the last five years and other information relating to the experience, attributes and skills relevant to each Director’s qualifications to serve as a Director, which led to the conclusion that each Director should serve as a Director for the Fund.

#	Mr. Keith is an “interested person” of the Fund as defined in the 1940 Act, due to his position as a Senior Vice President of the Adviser.

##	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

###	Member of the Fair Value Pricing Committee.

ALLIANCEBERNSTEIN INCOME FUND •	73

Management of the Fund

Officer Information

Certain information concerning the Fund’s Officers is listed below.

NAME, ADDRESS* AND AGE	POSITION(S) HELD WITH FUND	PRINCIPAL OCCUPATION DURING PAST FIVE YEARS
Robert M. Keith 52	President and Chief Executive Officer	See biography above.

Philip L. Kirstein 67	Senior Vice President and Independent Compliance Officer	Senior Vice President and Independent Compliance Officer of the AllianceBernstein Funds, with which he has been associated since October 2004. Prior thereto, he was Of Counsel to Kirkpatrick & Lockhart, LLP from October 2003 to October 2004, and General Counsel of Merrill Lynch Investment Managers, L .P. since prior to March 2003.

Paul J. DeNoon 50	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2008.

Gershon M. Distenfeld 37	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2008.

Michael L. Mon 43	Vice President	Vice President of the Adviser**, with which he has been associated since prior to 2008.

Douglas J. Peebles 47	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2008.

Matthew S. Sheridan 37	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2008.

Emilie D. Wrapp 57	Secretary	Senior Vice President, Assistant General Counsel and Assistant Secretary of ABI**, with which she has been associated since prior to 2008.

Joseph J. Mantineo 53	Treasurer and Chief Financial Officer	Senior Vice President of AllianceBernstein Investor Services, Inc. (“ABIS”), with which he has been associated since prior to 2008.

Phyllis J. Clarke 52	Controller	Vice President of ABIS**, with which she has been associated since prior to 2008.

*	The address for each of the Fund’s Officers is 1345 Avenue of the Americas, New York, NY 10105.

**	The Adviser, ABI and ABIS are affiliates of the Fund.

74	• ALLIANCEBERNSTEIN INCOME FUND

Management of the Fund

Information Regarding the Review and Approval of the Fund’s Advisory and Administration Agreements

The disinterested directors (the “directors”) of AllianceBernstein Income Fund, Inc. (the “Fund”) unanimously approved the continuance of the Fund’s Advisory Agreement with the Adviser and the continuance of the Fund’s Administration Agreement with the Adviser (in such capacity, the “Administrator”) at a meeting held on November 6-8, 2012.

Prior to approval of the continuance of the Advisory Agreement and the Administration Agreement, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement and the Administration Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The directors also discussed the proposed continuances in private sessions with counsel and the Fund’s Senior Officer (who is also the Fund’s Independent Compliance Officer).

The directors considered their knowledge of the nature and quality of the services provided by the Adviser to the Fund gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AllianceBernstein Funds. The directors noted that they have four regular meetings each year, at each of which they receive presentations from the Adviser on the investment results of the Fund and review extensive materials and information presented by the Adviser.

The directors also considered all other factors they believed relevant, including the specific matters discussed below. In their deliberations, the directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Fund and the overall arrangements (i) between the Fund and the Adviser, as provided in the Advisory Agreement, including the advisory fee and (ii) between the Fund and the Administrator, as provided in the Administration Agreement, including the administration fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement and by the Administrator under the

ALLIANCEBERNSTEIN INCOME FUND •	75

Administration Agreement, including the quality of the investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Fund and the resources the Administrator has devoted to providing services to the Fund. They noted the professional experience and qualifications of the Fund’s portfolio management team and other senior personnel of the Adviser. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Fund’s other service providers, also were considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Fund under the Advisory Agreement and the Administration Agreement.

Costs of Services Provided and Profitability

The directors reviewed a schedule of the revenues and expenses and related notes indicating the profitability of the Fund to the Adviser for calendar years 2010 and 2011 that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant retained by the Fund’s Senior Officer. The directors reviewed the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and noted that there are a number of potentially acceptable allocation methodologies for information of this type. The directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with the Fund, including those relating to its subsidiaries which provide shareholder services to the Fund. The directors recognized that it is difficult to make comparisons of profitability of the Advisory Agreement with advisory contracts for unaffiliated funds because comparative information is not generally publicly available and is affected by numerous factors. The directors focused on the profitability of the Adviser’s relationship with the Fund before taxes. The directors concluded that they were satisfied that the Adviser’s level of profitability from its relationship with the Fund was not unreasonable.

Fall-Out Benefits

The directors considered the other benefits to the Adviser and its affiliates from their relationships with the Fund, including but not limited to benefits relating to shareholder servicing fees paid by the Fund to a wholly owned subsidiary of the Adviser. The directors recognized that the Adviser’s profitability would be somewhat lower without these benefits. The directors understood that the Adviser also might derive reputational and other benefits from its association with the Fund.

Investment Results

In addition to the information reviewed by the directors in connection with the meeting, the directors receive detailed performance information for the Fund at each regular Board meeting during the year. At the November 2012 meeting, the directors reviewed information prepared by Lipper showing the performance of the Fund as compared with that of a group of similar funds selected by Lipper

76	• ALLIANCEBERNSTEIN INCOME FUND

(the “Performance Group”) and information prepared by the Adviser showing performance of the Fund as compared with the Barclays Capital U.S. Aggregate Bond Index (the “Index”), in each case for the 1-, 3-, 5- and 10-year periods ended July 31, 2012 and (in the case of comparisons with the Index) the since inception period (August 1987 inception). The directors noted that the Fund was in the 4th quintile of the Performance Group for the 1-year period, in the 5th quintile of the Performance Group for the 3-year period, in the 3rd quintile of the Performance Group for the 5-year period, and 1st out of 3 of the Performance Group for the 10-year period. The Fund outperformed the Index in all periods. The directors recognized that the Fund’s relatively unusual investment style, which differs from that of the other funds in the Performance Group and from the Index, and the fact that there are only a small number of other funds in the Fund’s Lipper category, made performance comparisons of limited utility. The directors also noted the Fund’s absolute return over time. Based on their review, the directors concluded that the Fund’s relative performance was acceptable.

Advisory Fees and Other Expenses

The directors considered the latest fiscal year actual management fee rate paid by the Fund (advisory fees paid to the Adviser and the administration fees currently paid to the Administrator) and information prepared by Lipper concerning advisory fee rates paid by other funds in the same Lipper category as the Fund. They compared the combined advisory and administration fees paid by the Fund to the advisory fees of other funds where there is no separate administrator. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds.

The directors noted that in connection with the settlement of the market timing matter with the New York Attorney General in December 2003, the Adviser agreed to material reductions (averaging 20%) in the fee schedules of most of the open-end funds sponsored by the Adviser (but not closed-end funds such as the Fund) and that such open-end funds had benefited from such fee reductions since 2004.

The Adviser informed the directors that there were no institutional products managed by it that have a substantially similar investment style. The directors reviewed the relevant advisory fee information from the Adviser’s Form ADV and noted that the Adviser charged institutional clients lower fees for advising comparably sized institutional accounts using strategies that differ from those of the Fund but which invest in fixed-income taxable securities.

The Adviser reviewed with the directors the significantly greater scope of the services it provides to the Fund relative to institutional clients. In light of the substantial differences in services rendered by the Adviser to institutional clients as compared to funds such as the Fund, the directors considered these fee comparisons inapt and did not place significant weight on them in their deliberations.

ALLIANCEBERNSTEIN INCOME FUND •	77

The directors also considered the total expense ratio of the Fund in comparison to the fees and expenses of funds within two comparison groups created by Lipper: an Expense Group and an Expense Universe. Lipper described an Expense Group as a representative sample of funds comparable to the Fund and an Expense Universe as a broader group, consisting of all funds in the Fund’s investment classification/objective. The expense ratio of the Fund was based on the Fund’s latest fiscal year. The directors noted that it was likely that the expense ratios of some of the other funds in the Fund’s Lipper category were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases might be voluntary or temporary. The directors view the expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to the Fund by others.

The information reviewed by the directors showed that the Fund’s latest fiscal year total management fee rate of 53.1 basis points (combined advisory fee paid to the Adviser plus the administration fee paid to the Administrator) was lower than the Expense Group and the Expense Universe medians. The directors were cognizant of the Fund’s unusual advisory fee structure, which includes a fee based on average weekly net assets and a fee based on the Fund’s daily gross income, subject to an overall maximum fee rate. The directors noted that the Advisory Agreement reflected reductions in the fee rate calculated based on the Fund’s daily gross income and the maximum fee rate requested by the directors in the past. The directors also noted that the Fund’s total expense ratio was lower than the Expense Group and the Expense Universe medians. The directors concluded that the Fund’s expense ratio was satisfactory.

Economies of Scale

The directors noted that the advisory fee schedule for the Fund contains a breakpoint and that the Fund’s net assets were in excess of the breakpoint level. Accordingly, the Fund’s current effective advisory fee rate reflects a reduction due to the effect of the breakpoint. The directors took into consideration prior presentations by an independent consultant on economies of scale in the mutual fund industry and for the AllianceBernstein Funds, and by the Adviser concerning certain of its views on economies of scale. The directors also had requested and received from the Adviser certain updates on economies of scale at the May 2012 meetings. The directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no established methodology for setting breakpoints that give effect to fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The directors observed that in the mutual fund industry as a whole there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The directors also noted that the advisory agreements for many funds do not have breakpoints at all. Having taken these factors into account, the directors concluded that the Fund’s breakpoint arrangements were acceptable and were resulting in a sharing of economies of scale.

78	• ALLIANCEBERNSTEIN INCOME FUND

SUMMARY OF GENERAL INFORMATION

Shareholder Information

The daily net asset value of the Fund’s shares is available from the Fund’s Transfer Agent by calling (800) 426-5523. The Fund also distributes its daily net asset value to various financial publications or independent organizations such as Lipper Inc., Morningstar, Inc. and Bloomberg.

Weekly comparative net asset value (NAV) and market price information about the Fund is published each Monday in The Wall Street Journal, each Saturday in Barron’s and other newspapers in a table called “Closed-End Funds.” Daily net asset value and market price information and additional information regarding the Fund is available at www.alliancebernstein.com and at www.nyse.com.

Dividend Reinvestment Plan

A Dividend Reinvestment Plan provides automatic reinvestment of dividends and capital gains distributions in additional Fund shares. The Plan also allows you to make optional cash investments in Fund Shares through the Plan Agent. If you wish to participate in the Plan and your shares are held in your name, simply complete and mail the enrollment form in the brochure. If your shares are held in the name of your brokerage firm, bank or other nominee, you should ask them whether or how you can participate in the Plan.

For questions concerning shareholder account information, or if you would like a brochure describing the Dividend Reinvestment Plan, please call Computershare Trust Company, N.A. at (800) 219-4218.

ALLIANCEBERNSTEIN INCOME FUND •	79

Summary of General Information

THIS PAGE IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

ALLIANCEBERNSTEIN FAMILY OF FUNDS

Wealth Strategies

Balanced Wealth Strategy

Conservative Wealth Strategy

Wealth Appreciation Strategy

Tax-Managed Balanced Wealth Strategy

Tax-Managed Conservative Wealth Strategy

Tax-Managed Wealth Appreciation Strategy

Asset Allocation/Multi-Asset Funds

Dynamic All Market Fund

Emerging Markets Multi-Asset Portfolio

International Portfolio

Tax-Managed International Portfolio

Growth Funds

Domestic

Discovery Growth Fund**

Growth Fund

Large Cap Growth Fund

Select US Equity Portfolio

Small Cap Growth Portfolio

U.S. Strategic Research Portfolio

Global & International

Global Thematic Growth Fund

International Discovery Equity Portfolio

International Focus 40 Portfolio

International Growth Fund

Value Funds

Domestic

Core Opportunities Fund

Discovery Value Fund**

Equity Income Fund

Growth & Income Fund

Value Fund

Global & International

Emerging Markets Equity Portfolio

Global Real Estate Investment Fund

Global Value Fund

International Value Fund

Taxable Bond Funds

Bond Inflation Strategy

Global Bond Fund

High Income Fund

Intermediate Bond Portfolio

Limited Duration High Income Portfolio

Short Duration Portfolio

Municipal Bond Funds

Arizona Portfolio California Portfolio High Income Portfolio Massachusetts Portfolio Michigan Portfolio Minnesota Portfolio Municipal Bond Inflation Strategy	National Portfolio New Jersey Portfolio New York Portfolio Ohio Portfolio Pennsylvania Portfolio Virginia Portfolio

Intermediate Municipal Bond Funds

Intermediate California Portfolio

Intermediate Diversified Portfolio

Intermediate New York Portfolio

Closed-End Funds

Alliance California Municipal Income Fund

Alliance New York Municipal Income Fund

AllianceBernstein Global High Income Fund

AllianceBernstein Income Fund

AllianceBernstein National Municipal Income Fund

Alternatives

Global Risk Allocation Fund**

Market Neutral Strategy-Global

Market Neutral Strategy-U.S.

Real Asset Strategy

Select US Long/Short Portfolio

Unconstrained Bond Fund

Retirement Strategies

2000 Retirement Strategy	2020 Retirement Strategy	2040 Retirement Strategy
2005 Retirement Strategy	2025 Retirement Strategy	2045 Retirement Strategy
2010 Retirement Strategy	2030 Retirement Strategy	2050 Retirement Strategy
2015 Retirement Strategy	2035 Retirement Strategy	2055 Retirement Strategy

We also offer Exchange Reserves,* which serves as the money market fund exchange vehicle for the AllianceBernstein mutual funds.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.alliancebernstein.com or contact your AllianceBernstein investments representative. Please read the prospectus and/or summary prospectus carefully before investing.

*	An investment in Exchange Reserves is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

**	Prior to October 8, 2012, Global Risk Allocation Fund was named Balanced Shares. Prior to November 1, 2012, Discovery Growth Fund was named Small/Mid Cap Growth Fund and Discovery Value Fund was named Small/Mid Cap Value Fund.

80	• ALLIANCEBERNSTEIN INCOME FUND

AllianceBernstein Family of Funds

NOTES

ALLIANCEBERNSTEIN INCOME FUND •	81

NOTES

82	• ALLIANCEBERNSTEIN INCOME FUND

NOTES

ALLIANCEBERNSTEIN INCOME FUND •	83

NOTES

84	• ALLIANCEBERNSTEIN INCOME FUND

Privacy Notice (This information is not part of the Shareholder Report.)

AllianceBernstein L.P., the AllianceBernstein Family of Funds and AllianceBernstein Investments, Inc. (collectively, “AllianceBernstein” or “we”) understand the importance of maintaining the confidentiality of our clients’ nonpublic personal information. Nonpublic personal information is personally identifiable financial information about our clients who are natural persons. To provide financial products and services to our clients, we may collect information about clients from sources, including: (1) account documentation, including applications or other forms, which may contain information such as a client’s name, address, phone number, social security number, assets, income, and other household information, (2) clients’ transactions with us and others, such as account balances and transactions history, and (3) information from visitors to our websites provided through online forms, site visitorship data, and online information collecting devices known as “cookies.”

It is our policy not to disclose nonpublic personal information about our clients (or former clients) except to our affiliates, or to others as permitted or required by law. From time to time, AllianceBernstein may disclose nonpublic personal information that we collect about our clients (or former clients), as described above, to non-affiliated third parties, including those that perform processing or servicing functions and those that provide marketing services for us or on our behalf under a joint marketing agreement that requires the third party provider to adhere to AllianceBernstein’s privacy policy. We have policies and procedures to safeguard nonpublic personal information about our clients (and former clients) that include restricting access to such nonpublic personal information and maintaining physical, electronic and procedural safeguards, that comply with applicable standards, to safeguard such nonpublic personal information.

ALLIANCEBERNSTEIN INCOME FUND

1345 Avenue of the Americas

New York, NY 10105

800.221.5672

ACMI-0151-1212

ITEM 2.	CODE OF ETHICS.

(a) The registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer and principal accounting officer. A copy of the registrant’s code of ethics is filed herewith as Exhibit 12(a)(1).

(b) During the period covered by this report, no material amendments were made to the provisions of the code of ethics adopted in 2(a) above.

(c) During the period covered by this report, no implicit or explicit waivers to the provisions of the code of ethics adopted in 2(a) above were granted.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s Board of Directors has determined that independent directors Garry L. Moody and William H. Foulk, Jr. qualify as audit committee financial experts.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) - (c) The following table sets forth the aggregate fees billed by the independent registered public accounting firm Ernst & Young LLP, for the Fund’s last two fiscal years for professional services rendered for: (i) the audit of the Fund’s annual financial statements included in the Fund’s annual report to stockholders; (ii) assurance and related services that are reasonably related to the performance of the audit of the Fund’s financial statements and are not reported under (i), which include advice and education related to accounting and auditing issues and quarterly press release review (for those Funds that issue quarterly press releases), and preferred stock maintenance testing (for those Funds that issue preferred stock); and (iii) tax compliance, tax advice and tax return preparation.

	Audit Fees	Audit-Related Fees	Tax Fees
2011	$57,500	$8,128	$18,426
2012	$57,500	$10,326	$27,750

(d) Not applicable.

(e) (1) Beginning with audit and non-audit service contracts entered into on or after May 6, 2003, the Fund’s Audit Committee policies and procedures require the pre-approval of all audit and non-audit services provided to the Fund by the Fund’s independent registered public accounting firm. The Fund’s Audit Committee policies and procedures also require pre-approval of all audit and non-audit services provided to the Adviser and Service Affiliates to the extent that these services are directly related to the operations or financial reporting of the Fund.

(e) (2) All of the amounts for Audit Fees, Audit-Related Fees and Tax Fees in the table under Item 4 (a) – (c) are for services pre-approved by the Fund’s Audit Committee.

(f) Not applicable.

(g) The following table sets forth the aggregate non-audit services provided to the Fund, the Fund’s Adviser and entities that control, are controlled by or under common control with the Adviser that provide ongoing services to the Fund:

	All Fees for Non-Audit Services Provided to the Portfolio, the Adviser and Service Affiliates	Total Amount of Foregoing Column Pre- approved by the Audit Committee (Portion Comprised of Audit Related Fees) (Portion Comprised of Tax Fees)
2011	$707,390	$26,554
		$(8,128)
		$(18,426)

2012	$735,121	$38,076
		$(10,326)
		$(27,750)

(h) The Audit Committee of the Fund has considered whether the provision of any non-audit services not pre-approved by the Audit Committee provided by the Fund’s independent registered public accounting firm to the Adviser and Service Affiliates is compatible with maintaining the auditor’s independence.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

The registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934. The audit committee members are as follows:

John H. Dobkin Michael J. Downey William H. Foulk, Jr D. James Guzy	Nancy P. Jacklin Garry L. Moody Marshall C. Turner, Jr. Earl D. Weiner

ITEM 6.	SCHEDULE OF INVESTMENTS.

Please see Schedule of Investments contained in the Report to Shareholders included under Item 1 of this Form N-CSR.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Statement of Policies and Procedures for

Proxy Voting

1.	Introduction

As a registered investment adviser, AllianceBernstein L.P. (“AllianceBernstein”, “we” or “us”) has a fiduciary duty to act solely in the best interests of our clients. We recognize that this duty requires us to vote client securities in a timely manner and make voting decisions that are intended to maximize long-term shareholder value. Generally, our clients’ objective is to maximize the financial return of their portfolios within appropriate risk parameters. We have long recognized that environmental, social and governance (“ESG”) issues can impact the performance of investment portfolios. Accordingly, we have sought to integrate ESG factors into our investment process to the extent that the integration of such factors is consistent with our fiduciary duty to help our clients achieve their investment objectives and protect their economic interests. Our Statement of Policy Regarding Responsible Investment (“RI Policy”) is attached to this Statement as an Exhibit.

We consider ourselves shareholder advocates and take this responsibility very seriously. Consistent with our commitments, we will disclose our clients’ voting records only to them and as required by mutual fund vote disclosure regulations. In addition, our proxy committees may, after careful consideration, choose to respond to surveys so long as doing so does not compromise confidential voting.

This statement is intended to comply with Rule 206(4)-6 of the Investment Advisers Act of 1940. It sets forth our policies and procedures for voting proxies for our discretionary investment advisory clients, including investment companies registered under the Investment Company Act of 1940. This statement applies to AllianceBernstein’s investment groups investing on behalf of clients in both U.S. and non-U.S. securities.

2.	Proxy Policies

Our proxy voting policies are principle-based rather than rules-based. We adhere to a core set of principles that are described in this Statement and in our Proxy Voting

Manual. We assess each proxy proposal in light of those principles. Our proxy voting “litmus test” will always be what we view as most likely to maximize long-term shareholder value. We believe that authority and accountability for setting and executing corporate policies, goals and compensation should generally rest with the board of directors and senior management. In return, we support strong investor rights that allow shareholders to hold directors and management accountable if they fail to act in the best interests of shareholders. In addition, if we determine that ESG issues that arise with respect to an issuer’s past, current or anticipated behaviors are, or are reasonably likely to become, material to its future earnings, we address these concerns in our proxy voting and engagement.

This statement is designed to be responsive to the wide range of proxy voting subjects that can have a significant effect on the investment value of the securities held in our clients’ accounts. These policies are not exhaustive due to the variety of proxy voting issues that we may be required to consider. AllianceBernstein reserves the right to depart from these guidelines in order to make voting decisions that are in our clients’ best interests. In reviewing proxy issues, we will apply the following general policies:

2.1.	Corporate Governance

We recognize the importance of good corporate governance in our proxy voting policies and engagement practices in ensuring that management and the board of directors fulfill their obligations to shareholders. We favor proposals promoting transparency and accountability within a company. We support the appointment of a majority of independent directors on key committees and generally support separating the positions of chairman and chief executive officer, except in cases where a company has sufficient counter-balancing governance in place. Because we believe that good corporate governance requires shareholders to have a meaningful voice in the affairs of the company, we generally will support shareholder proposals which request that companies amend their by-laws to provide that director nominees be elected by an affirmative vote of a majority of the votes cast. Furthermore, we have written to the SEC in support of shareholder access to corporate proxy statements under specified conditions with the goal of serving the best interests of all shareholders.

2.2.	Elections of Directors

Unless there is a proxy fight for seats on the Board or we determine that there are other compelling reasons to oppose directors, we will vote in favor of the management proposed slate of directors. That said, we believe that directors have a duty to respond to shareholder actions that have received significant shareholder support. Therefore, we may vote against directors (or withhold votes for directors where plurality voting applies) who fail to act on key issues such as failure to implement proposals to declassify the board, failure to implement a majority vote requirement, failure to submit a rights plan to a shareholder vote or failure to act on tender offers where a majority of shareholders have tendered their shares. In addition, we will vote against directors who fail to attend at least seventy-five percent of board meetings within a given year without a reasonable excuse, and we may abstain or vote against directors of non-U.S. issuers where there is insufficient information about the nominees disclosed in the proxy statement. Also, we will generally not oppose directors who meet the definition of independence promulgated by the primary exchange on which the company’s shares are traded or set forth in the code we determine to be best practice in the country where the subject company is domiciled. Finally, because we believe that cumulative voting in single shareholder class structures provides a disproportionately large voice to minority shareholders in the affairs of a company, we will generally vote against such proposals and vote for management proposals seeking to eliminate cumulative voting. However, in dual class structures (such as A&B shares) where the shareholders with a majority economic interest have a minority voting interest, we will generally vote in favor of cumulative voting.

2.3.	Appointment of Auditors

AllianceBernstein believes that the company is in the best position to choose its auditors, so we will generally support management’s recommendation. However, we recognize that there are inherent conflicts when a company’s independent auditor performs substantial non-audit services for the company. The Sarbanes-Oxley Act of 2002 prohibits certain categories of services by auditors to U.S. issuers, making this issue less prevalent in the U.S. Nevertheless, in reviewing a proposed auditor, we will consider the fees paid for non-audit services relative to total fees and whether there are other reasons for us to question the independence or performance of the auditors.

2.4.	Changes in Legal and Capital Structure

Changes in a company’s charter, articles of incorporation or by-laws are often technical and administrative in nature. Absent a compelling reason to the contrary, AllianceBernstein will cast its votes in accordance with management’s recommendations on such proposals. However, we will review and analyze on a case-by-case basis any non-routine proposals that are likely to affect the structure and operation of the company or have a material economic effect on the company. For example, we will generally support proposals to increase authorized common stock when it is necessary to implement a stock split, aid in a restructuring or acquisition, or provide a sufficient number of shares for an employee savings plan, stock option plan or executive compensation plan. However, a satisfactory explanation of a company’s intentions must be disclosed in the proxy statement for proposals requesting an increase of greater than 100% of the shares outstanding. We will oppose increases in authorized common stock where there is evidence that the shares will be used to implement a poison pill or another form of anti-takeover device. We will support shareholder proposals that seek to eliminate dual class voting structures.

2.5.	Corporate Restructurings, Mergers and Acquisitions

AllianceBernstein believes proxy votes dealing with corporate reorganizations are an extension of the investment decision. Accordingly, we will analyze such proposals on a case-by-case basis, weighing heavily the views of our research analysts that cover the company and our investment professionals managing the portfolios in which the stock is held.

2.6.	Proposals Affecting Shareholder Rights

AllianceBernstein believes that certain fundamental rights of shareholders must be protected. We will generally vote in favor of proposals that give shareholders a greater voice in the affairs of the company and oppose any measure that seeks to limit those rights. However, when analyzing such proposals we will weigh the financial impact of the proposal against the impairment of shareholder rights.

2.7.	Anti-Takeover Measures

AllianceBernstein believes that measures that impede corporate transactions (such as takeovers) or entrench management not only infringe on the rights of shareholders but may also have a detrimental effect on the value of the company. Therefore, we will generally oppose proposals, regardless of whether they are advanced by management or shareholders, when their purpose or effect is to entrench management or excessively or inappropriately dilute shareholder ownership. Conversely, we support proposals that would restrict or otherwise eliminate anti-takeover or anti-shareholder measures that have already been adopted by corporate issuers. For example, we will support shareholder proposals that seek to require the company to submit a shareholder rights plan to a shareholder vote. We will evaluate, on a case-by-case basis, proposals to completely redeem or eliminate such plans. Furthermore, we will generally oppose proposals put forward by management (including the authorization of blank check preferred stock, classified boards and supermajority vote requirements) that appear to be anti-shareholder or intended as management entrenchment mechanisms.

2.8.	Executive Compensation

AllianceBernstein believes that company management and the compensation committee of the board of directors should, within reason, be given latitude to determine the types and mix of compensation and benefits offered to company employees. Whether proposed by a shareholder or management, we will review proposals relating to executive compensation plans on a case-by-case basis to ensure that the long-term interests of management and shareholders are properly aligned. In general, we will analyze the proposed plan to ensure that shareholder equity will not be excessively diluted taking into account shares available for grant under the proposed plan as well as other existing plans. We generally will oppose plans that allow stock options to be granted with below market value exercise prices on the date of issuance or permit re-pricing of underwater stock options without shareholder approval. Other factors such as the company’s performance and industry practice will generally be factored into our analysis. In markets where remuneration reports or advisory votes on executive compensation are not required for all companies, we will generally support shareholder proposals asking the board to adopt a policy (i.e., “say on pay”) that the company’s shareholders be given the opportunity to vote on an advisory resolution to approve the compensation practices of the company. Although “say on pay” votes are by nature only broad indications of shareholder views, they do lead to more compensation-related dialogue between management and shareholders and help ensure that management and shareholders meet their common objective: maximizing the value of the company. In markets where votes to approve remuneration reports or advisory votes on executive compensation are required, we review the compensation practices on a case-by-case basis. With respect to companies that have received assistance through government programs such as TARP, we will generally oppose shareholder proposals that seek to impose greater executive compensation restrictions on subject companies than are required under the applicable program because such restrictions could create a competitive disadvantage for the subject company. We believe the U.S. Securities and Exchange Commission (“SEC”) took appropriate steps to ensure more complete and transparent disclosure of executive compensation when it issued modified executive compensation and corporate governance disclosure rules in 2006 and February 2010. Therefore, while we will consider them on a case-by-case basis, we generally vote against shareholder proposals seeking additional disclosure of executive and director compensation, including proposals that seek to specify the measurement of performance-based compensation, if the company is subject to SEC rules. We will support requiring a shareholder vote on management proposals to provide severance packages that exceed 2.99 times the sum of an executive officer’s base salary plus bonus that are triggered by a change in control. Finally, we will support shareholder proposals requiring a company to expense compensatory employee stock options (to the extent the jurisdiction in which the company operates does not already require it) because we view this form of compensation as a significant corporate expense that should be appropriately accounted for.

2.9.	ESG

We are appointed by our clients as an investment manager with a fiduciary responsibility to help them achieve their investment objectives over the long term. Generally, our clients’ objective is to maximize the financial return of their portfolios within appropriate risk parameters. We have long recognized that ESG issues can impact the performance of investment portfolios. Accordingly, we have sought to integrate ESG factors into our investment and proxy voting processes to the extent that the integration of such factors is consistent with our fiduciary duty to help our clients achieve their investment objectives and protect their economic interests. For additional information regarding our approach to incorporating ESG issues in our investment and decision-making processes, please refer to our RI Policy, which is attached to this Statement as an Exhibit.

Shareholder proposals relating to environmental, social (including political) and governance issues often raise complex and controversial issues that may have both a financial and non-financial effect on the company. And while we recognize that the effect of certain policies on a company may be difficult to quantify, we believe it is clear that they do affect the company’s long-term performance. Our position in evaluating these proposals is founded on the principle that we are a fiduciary. As such, we carefully consider any factors that we believe could affect a company’s long-term investment performance (including ESG issues) in the course of our extensive fundamental, company-specific research and engagement, which we rely on in making our investment and proxy voting decisions. Maximizing long-term shareholder value is our overriding concern when evaluating these matters, so we consider the impact of these proposals on the future earnings of the company. In so doing, we will balance the assumed cost to a company of implementing one or more shareholder proposals against the positive effects we believe implementing the proposal may have on long-term shareholder value.

3.	Proxy Voting Procedures

3.1.	Proxy Voting Committees

Our growth and value investment groups have formed separate proxy voting committees (“Proxy Committees”) to establish general proxy policies for AllianceBernstein and consider specific proxy voting matters as necessary. These Proxy Committees periodically review these policies and new types of environmental, social and governance issues, and decide how we should vote on proposals not covered by these policies. When a proxy vote cannot be clearly decided by an application of our stated policy, the appropriate Proxy Committee will evaluate the proposal. In addition, the Proxy Committees, in conjunction with the analyst that covers the company, may contact corporate management, interested shareholder groups and others as necessary to discuss proxy issues. Members of the Proxy Committees include senior investment personnel and representatives of the Legal and Compliance Department.

Different investment philosophies may occasionally result in different conclusions being drawn regarding certain proposals and, in turn, may result in the Proxy Committees making different voting decisions on the same proposal for value and growth holdings. Nevertheless, the Proxy Committees always vote proxies with the goal of maximizing the value of the securities in client portfolios.

It is the responsibility of the Proxy Committees to evaluate and maintain proxy voting procedures and guidelines, to evaluate proposals and issues not covered by these guidelines, to evaluate proxies where we face a potential conflict of interest (as discussed below), to consider changes in policy and to review the Proxy Voting Statement and the Proxy Voting Manual no less frequently than annually. In addition, the Proxy Committees meet as necessary to address special situations.

3.2.	Engagement

In evaluating proxy issues and determining our votes, we welcome and seek out the points of view of various parties. Internally, the Proxy Committees may consult chief investment officers, directors of research, research analysts across our value and growth equity platforms, portfolio managers in whose managed accounts a stock is held and/or other Investment Policy Group members. Externally, the Proxy Committees may consult company management, company directors, interest groups, shareholder activists and research providers. If we believe an ESG issue is, or is reasonably likely to become, material, we engage a company’s management to discuss the relevant issues.

Our engagement with companies and interest groups continues to expand as we have had more such meetings in the past few years.

3.3.	Conflicts of Interest

AllianceBernstein recognizes that there may be a potential conflict of interest when we vote a proxy solicited by an issuer whose retirement plan we manage or administer, who distributes AllianceBernstein-sponsored mutual funds, or with whom we have, or one of our employees has, a business or personal relationship that may affect (or may be reasonably viewed as affecting) how we vote on the issuer’s proxy. Similarly, AllianceBernstein may have a potentially material conflict of interest when deciding how to vote on a proposal sponsored or supported by a shareholder group that is a client. We believe that centralized management of proxy voting, oversight by the proxy voting committees and adherence to these policies ensures that proxies are voted based solely on our clients’ best interests. Additionally, we have implemented procedures to ensure that our votes are not the product of a material conflict of interest, including: (i) on an annual basis, the Proxy Committees taking reasonable steps to evaluate (A) the nature of AllianceBernstein’s and our employees’ material business and personal relationships (and those of our affiliates) with any company whose equity securities are held in client accounts and (B) any client that has sponsored or has a material interest in a proposal upon which we will be eligible to vote; (ii) requiring anyone involved in the decision making process to disclose to the chairman of the appropriate Proxy Committee any potential conflict that he or she is aware of (including personal relationships) and any contact that he or she has had with any interested party regarding a proxy vote; (iii) prohibiting employees involved in the decision making process or vote administration from revealing how we intend to vote on a proposal in order to reduce any attempted influence from interested parties; and (iv) where a material conflict of interests exists, reviewing our proposed vote by applying a series of objective tests and, where necessary, considering the views of third party research services to ensure that our voting decision is consistent with our clients’ best interests.

Because under certain circumstances AllianceBernstein considers the recommendation of third party research services, the Proxy Committees takes reasonable steps to verify that any third party research service is, in fact, independent taking into account all of the relevant facts and circumstances. This includes reviewing the third party research service’s conflict management procedures and ascertaining, among other things, whether the third party research service (i) has the capacity and competency to adequately analyze proxy issues, and (ii) can make recommendations in an impartial manner and in the best interests of our clients.

3.4.	Proxies of Certain Non-U.S. Issuers

Proxy voting in certain countries requires “share blocking.” Shareholders wishing to vote their proxies must deposit their shares shortly before the date of the meeting with a designated depositary. During this blocking period, shares that will be voted at the meeting cannot be sold until the meeting has taken place and the shares are returned to the clients’ custodian banks. Absent compelling reasons to the contrary, AllianceBernstein believes that the benefit to the client of exercising the vote is outweighed by the cost of voting (i.e., not being able to sell the shares during this period). Accordingly, if share blocking is required we generally choose not to vote those shares.

AllianceBernstein seeks to vote all proxies for securities held in client accounts for which we have proxy voting authority. However, in non-US markets administrative issues beyond our control may at times prevent AllianceBernstein from voting such proxies. For example, AllianceBernstein may receive meeting notices after the cut-off date for voting or without sufficient time to fully consider the proxy. As another example, certain markets require periodic renewals of powers of attorney that local agents must have from our clients prior to implementing AllianceBernstein’s voting instructions.

3.5.	Loaned Securities

Many clients of AllianceBernstein have entered into securities lending arrangements with agent lenders to generate additional revenue. AllianceBernstein will not be able to vote securities that are on loan under these types of arrangements. However, under rare circumstances, for voting issues that may have a significant impact on the investment, we may request that clients recall securities that are on loan if we determine that the benefit of voting outweighs the costs and lost revenue to the client or fund and the administrative burden of retrieving the securities.

3.6.	Proxy Voting Records

Clients may obtain information about how we voted proxies on their behalf by contacting their AllianceBernstein administrative representative. Alternatively, clients may make a written request for proxy voting information to: Mark R. Manley, Senior Vice President & Chief Compliance Officer, AllianceBernstein L.P., 1345 Avenue of the Americas, New York, NY 10105.

[ALTERNATIVE LANGUAGE FOR U.S. MUTUAL FUNDS]

You may obtain information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein’s web site at www.alliancebernstein.com, go to the Securities and Exchange Commission’s web site at www.sec.gov or call AllianceBernstein at (800) 227-4618.

Exhibit

Statement of Policy Regarding

Responsible Investment

Principles for Responsible Investment,

ESG, and Socially Responsible Investment

1.	Introduction

AllianceBernstein L.P. (“AllianceBernstein” or “we”) is appointed by our clients as an investment manager with a fiduciary responsibility to help them achieve their investment objectives over the long term. Generally, our clients’ objective is to maximize the financial return of their portfolios within appropriate risk parameters. AllianceBernstein has long recognized that environmental, social and governance (“ESG”) issues can impact the performance of investment portfolios. Accordingly, we have sought to integrate ESG factors into our investment process to the extent that the integration of such factors is consistent with our fiduciary duty to help our clients achieve their investment objectives and protect their economic interests.

Our policy draws a distinction between how the Principles for Responsible Investment (“PRI” or “Principles”), and Socially Responsible Investing (“SRI”) incorporate ESG factors. PRI is based on the premise that, because ESG issues can affect investment performance, appropriate consideration of ESG issues and engagement regarding them is firmly within the bounds of a mainstream investment manager’s fiduciary duties to its clients. Furthermore, PRI is intended to be applied only in ways that are consistent with those mainstream fiduciary duties.

SRI, which refers to a spectrum of investment strategies that seek to integrate ethical, moral, sustainability and other non-financial factors into the investment process, generally involves exclusion and/or divestment, as well as investment guidelines that restrict investments. AllianceBernstein may accept such guideline restrictions upon client request.

2.	Approach to ESG

Our long-standing policy has been to include ESG factors in our extensive fundamental research and consider them carefully when we believe they are material to our forecasts and investment decisions. If we determine that these aspects of an issuer’s past, current or anticipated behavior are material to its future expected returns, we address these concerns in our forecasts, research reviews, investment decisions and engagement. In addition, we have well-developed proxy voting policies that incorporate ESG issues and engagement.

3.	Commitment to the PRI

In recent years, we have gained greater clarity on how the PRI initiative, based on information from PRI Advisory Council members and from other signatories, provides a framework for incorporating ESG factors into investment research and decision-making. Furthermore, our industry has become, over time, more aware of the importance of ESG factors. We acknowledge these developments and seek to refine what has been our process in this area.

After careful consideration, we determined that becoming a PRI signatory would enhance our current ESG practices and align with our fiduciary duties to our clients as a mainstream investment manager. Accordingly, we became a signatory, effective November 1, 2011.

In signing the PRI, AllianceBernstein as an investment manager publicly commits to adopt and implement all six Principles, where consistent with our fiduciary responsibilities, and to make progress over time on implementation of the Principles.

The six Principles are:

1. We will incorporate ESG issues into investment research and decision-making processes.

AllianceBernstein Examples: ESG issues are included in the research analysis process. In some cases, external service providers of ESG-related tools are utilized; we have conducted proxy voting training and will have continued and expanded training for investment professionals to incorporate ESG issues into investment analysis and decision-making processes across our firm.

2. We will be active owners and incorporate ESG issues into our ownership policies and practices.

AllianceBernstein Examples: We are active owners through our proxy voting process (for additional information, please refer to our Statement of Policies and Procedures for Proxy Voting Manual); we engage issuers on ESG matters in our investment research process (we define “engagement” as discussions with management about ESG issues when they are, or we believe they are reasonably likely to become, material).

3. We will seek appropriate disclosure on ESG issues by the entities in which we invest.

AllianceBernstein Examples: Generally, we support transparency regarding ESG issues when we conclude the disclosure is reasonable. Similarly, in proxy voting, we will support shareholder initiatives and resolutions promoting ESG disclosure when we conclude the disclosure is reasonable.

4. We will promote acceptance and implementation of the Principles within the investment industry.

AllianceBernstein Examples: By signing the PRI, we have taken an important first step in promoting acceptance and implementation of the six Principles within our industry.

5. We will work together to enhance our effectiveness in implementing the Principles.

AllianceBernstein Examples: We will engage with clients and participate in forums with other PRI signatories to better understand how the PRI are applied in our respective businesses. As a PRI signatory, we have access to information, tools and other signatories to help ensure that we are effective in our endeavors to implement the PRI.

6. We will report on our activities and progress towards implementing the Principles.

AllianceBernstein Examples: We will respond to the 2012 PRI questionnaire and disclose PRI scores from the questionnaire in response to inquiries from clients and in requests for proposals; we will provide examples as requested concerning active ownership activities (voting, engagement or policy dialogue).

4.	RI Committee

Our firm’s RI Committee provides AllianceBernstein stakeholders, including employees, clients, prospects, consultants and service providers alike, with a resource within our firm on which they can rely for information regarding our approach to ESG issues and how those issues are incorporated in different ways by the PRI and SRI. Additionally, the RI Committee is responsible for assisting AllianceBernstein personnel to further implement our firm’s RI policies and practices, and, over time, to make progress on implementing all six Principles.

The RI Committee has a diverse membership, including senior representatives from investments, distribution/sales and legal. The Committee is chaired by Linda Giuliano, Senior Vice President and Chief Administrative Officer-Equities.

If you have questions or desire additional information about this Policy, we encourage you to contact the RI Committee at RIinquiries@alliancebernstein.com or reach out to a Committee member:

Erin Bigley: SVP-Fixed Income, New York

Alex Chaloff: SVP-Private Client, Los Angeles

Nicholas Davidson: SVP-Value, London

Kathy Fisher: SVP-Private Client, New York

Linda Giuliano: SVP-Equities, New York

Christopher Kotowicz: VP-Growth, Chicago

David Lesser: VP-Legal, New York

Mark Manley: SVP-Legal, New York

Takuji Oya: SVP-Growth, Japan

Guy Prochilo: SVP-Institutional Investments, New York

Nitish Sharma: VP- Institutional Investments, Australia

Liz Smith: SVP-Institutional Investments, New York

Chris Toub: SVP-Equities, New York

Willem Van Gijzen: VP-Institutional Investments, Netherlands

James Wallin: SVP-Fixed Income, New York

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

The day-to-day management of and investment decisions for the Fund are made by a team of investment professionals consisting of Messrs. Paul J. DeNoon, Gershon M. Distenfeld, Douglas J. Peebles and Matthew S. Sheridan.

The following table sets forth when each person became involved in the management of the Fund, and each person’s principal occupation during the past five years:

Employee; Year; Title	Principal Occupation During the Past Five (5) Years
Paul J. DeNoon; since 2002–Senior Vice President of the Adviser and Director of Emerging Market Debt	Senior Vice President of the Adviser, with which he has been associated in a substantially similar capacity to his current position since prior to 2006 and Director of Emerging Market Debt.
Gershon M. Distenfeld; since 2006–Vice President of the Adviser	Senior Vice President of the Adviser, with which he has been associated in a substantially similar capacity to his current position since prior to 2006 and Director of High Yield.
Douglas J. Peebles; since 2002–Executive Vice President of the Adviser, Chief Investment Officer and Head of Fixed-Income	Senior Vice President of the Adviser, with which he has been associated in a substantially similar capacity to his current position since prior to 2006 and Chief Investment Officer and Head of Fixed Income.
Matthew S. Sheridan; since 2008–Vice President of the Adviser	Vice President of the Adviser, with which he has been associated in a substantially similar capacity to his current position since prior to 2006.

(a) (2) The following tables provide information regarding registered investment companies other than the Fund, other pooled investment vehicles and other accounts over which the Fund’s portfolio managers also have day-to-day management responsibilities. The tables provide the numbers of such accounts, the total assets in such accounts and the number of accounts and total assets whose fees are based on performance. The information is provided as of the Fund’s fiscal year ended December 31, 2012.

REGISTERED INVESTMENT COMPANIES (excluding the Fund)

Portfolio Manager	Total Number of Registered Investment Companies Managed	Total Assets of Registered Investment Companies Managed	Number of Registered Investment Companies Managed with Performance- based Fees	Total Assets of Registered Investment Companies Managed with Performance-based Fees
Paul J. DeNoon	90	30,446,000,000	None	None
Gershon M. Distenfeld	7	9,820,000,000	None	None
Douglas J. Peebles	54	24,859,000,000	None	None
Matthew S. Sheridan	32	13,146,000,000	None	None

POOLED INVESTMENT VEHICLES

Portfolio Manager	Total Number of Pooled Investment Vehicles Managed	Total Assets of Pooled Investment Vehicles Managed	Number of Pooled Investment Vehicles Managed with Performance-based Fees	Total Assets of Pooled Investment Vehicles Managed with Performance- based Fees
Paul J. DeNoon	109	50,397,000,000	2	137,000,000
Gershon M. Distenfeld	22	55,296,000,000	1	143,000,000
Douglas J. Peebles	119	65,263,000,000	3	280,000,000
Matthew S. Sheridan	54	49,526,000,000	1	57,000,000

OTHER ACCOUNTS

Portfolio Manager	Total Number of Other Accounts Managed	Total Assets of Other Accounts Managed	Number of Other Accounts Managed with Performance- based Fees	Total Assets of Other Accounts with Performance- based Fees
Paul J. DeNoon	245	51,853,000,000	6	3,401,000,000
Gershon M. Distenfeld	149	60,868,000,000	2	2,894,000,000
Douglas J. Peebles	393	110,109,000,000	9	6,529,000,000
Matthew S. Sheridan	81	35,260,000,000	5	3,011,000,000

Investment Professional Conflict of Interest Disclosure

As an investment adviser and fiduciary, the Adviser owes its clients and shareholders an undivided duty of loyalty. We recognize that conflicts of interest are inherent in our business and accordingly have developed policies and procedures (including oversight monitoring) reasonably designed to detect, manage and mitigate the effects of actual or potential conflicts of interest in the area of employee personal trading, managing multiple accounts for multiple clients, including AllianceBernstein Mutual Funds, and allocating investment opportunities. Investment professionals, including portfolio managers and research analysts, are subject to the above-mentioned policies and oversight monitoring to ensure that all clients are treated equitably. We place the interests of our clients first and expect all of our employees to meet their fiduciary duties.

Employee Personal Trading. The Adviser has adopted a Code of Business Conduct and Ethics that is designed to detect and prevent conflicts of interest when investment professionals and other personnel of the Adviser own, buy or sell securities which may be owned by, or bought or sold for, clients. Personal securities transactions by an employee may raise a potential conflict of interest when an employee owns or trades in a security that is owned or considered for purchase or sale by a client, or recommended for purchase or sale by an employee to a client. Subject to the reporting requirements and other limitations of its Code of Business Conduct and Ethics, the Adviser permits its employees to engage in personal securities transactions, and also allows them to acquire investments in certain Funds managed by the Adviser. The Code of Business Conduct and Ethics requires preclearance of all securities transactions (except transactions in U.S. Treasuries and open-end mutual funds) and imposes a 90-day holding period for securities purchased by employees to discourage short-term trading.

Managing Multiple Accounts for Multiple Clients. The Adviser has compliance policies and oversight monitoring in place to address conflicts of interest relating to the management of multiple accounts for multiple clients. Conflicts of interest may arise when an investment professional has responsibilities for the investments of more than one account because the investment professional may be unable to devote equal time and attention to each account. The investment professional or investment professional teams for each client may have responsibilities for managing all or a portion of the investments of multiple accounts with a common investment strategy, including other registered investment companies, unregistered investment vehicles, such as hedge funds, pension plans, separate accounts, collective trusts and charitable foundations. Among other things, the Adviser’s policies and procedures provide for the prompt dissemination to investment professionals of initial or changed investment recommendations by analysts so that investment professionals are better able to develop investment strategies for all accounts they manage. In addition, investment decisions by investment professionals are reviewed for the purpose of maintaining uniformity among similar accounts and ensuring that accounts are treated equitably. Investment professional compensation reflects a broad contribution in multiple dimensions to long-term investment success for our clients and is generally not tied specifically to the performance of any particular client’s account, nor is it generally tied directly to the level or change in level of assets under management.

Allocating Investment Opportunities. The investment professionals at the Adviser routinely are required to select and allocate investment opportunities among accounts. The Adviser has adopted policies and procedures intended to address conflicts of interest relating to the allocation of investment opportunities. These policies and procedures are designed to ensure that information relevant to investment decisions is disseminated promptly within its portfolio management teams and investment opportunities are allocated equitably among different clients. The policies and procedures require, among other things, objective allocation for limited investment opportunities (e.g., on a rotational basis), and documentation and review of justifications for any decisions to make investments only for select accounts or in a manner disproportionate to the size of the account. Portfolio holdings, position sizes, and industry and sector exposures tend to be similar across similar accounts, which minimize the potential for conflicts of interest relating to the allocation of investment opportunities. Nevertheless, access to portfolios funds or other investment opportunities may be allocated differently among accounts due to the particular characteristics of an account, such as size of the account, cash position, tax status, risk tolerance and investment restrictions or for other reasons.

The Adviser’s procedures are also designed to address potential conflicts of interest that may arise when the Adviser has a particular financial incentive, such as a performance-based management fee, relating to an account. An investment professional may perceive that he or she has an incentive to devote more time to developing and analyzing investment strategies and opportunities or allocating securities preferentially to accounts for which the Adviser could share in investment gains.

Portfolio Manager Compensation

The Adviser’s compensation program for investment professionals is designed to be competitive and effective in order to attract and retain the highest caliber employees. The compensation program for investment professionals is designed to reflect their ability to generate long-term investment success for our clients, including shareholders of the AllianceBernstein Mutual Funds. The Portfolio Managers of the Funds do not receive any direct compensation based upon the investment returns of any individual client account, and compensation is not tied directly to the level or change in level of assets under management. The Portfolio Managers’ annual compensation is comprised of the following:

(i) Fixed base salary: The base salary is a fixed cash amount within a similar range for all senior investment professionals. The base salary does not change significantly from year-to-year and hence, is not particularly sensitive to performance.

(ii) Discretionary incentive compensation in the form of an annual cash bonus: The Adviser’s overall profitability determines the total amount of incentive compensation available to Portfolio Managers. Incentive compensation paid to a Portfolio Manager is determined subjectively based on qualitative and quantitative factors. Quantitative factors, which are weighted more heavily, are driven by investment performance, including measures of absolute, relative and risk-adjusted performance. Relative and risk-adjusted returns are determined based on the benchmark in the Fund’s prospectus and versus peers over one-, three-and five-year calendar periods, with more weight given to longer time periods. There are no specific formulas used to determine this part of a Portfolio Manager’s compensation and the compensation is not tied to any pre-determined or specified level of performance.

The qualitative component of incentive compensation incorporates the investment professional’s contributions to the investment process and Fund success. Among the important assets are: thought leadership, collaboration with other investment professionals at the Adviser, contributions to risk-adjusted returns in other portfolios, building a strong talent pool, mentoring newer investment professionals and being a good corporate citizen. Other factors that can play a part in determining investment professional compensation include complexity of investment strategies managed, volume of assets managed and experience.

Incentive compensation is in the form on an annual cash bonus and awards under the Adviser’s Incentive Compensation Award Plan (“deferred awards”). Deferred awards vest over a four-year period and are forfeited if the employee resigns and then competes with the Adviser. Deferred awards are in the form of restricted grants of the Adviser’s Master Limited Partnership Units and award recipients have the ability to receive a portion of their awards (no more than half up to a certain cap) in deferred cash.

(iii) Contributions under the Adviser’s Profit Sharing/401(k) Plan: The contributions are based on the Adviser’s overall profitability. The amount and allocation of the contributions are determined at the sole discretion of the Adviser.

(a) (4) The dollar range of the Fund’s equity securities owned directly or beneficially by the Fund’s portfolio managers as of the Fund’s fiscal year ended December 31, 2012 is set forth below:

DOLLAR RANGE OF EQUITY SECURITIES IN THE FUND
Paul J. DeNoon	None
Gershon Distenfeld	None
Douglas J. Peebles	$320,040
Matthew S. Sheridan	None

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

There have been no purchases of equity securities by the Fund or by affiliated parties for the reporting period.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Directors since the Fund last provided disclosure in response to this item.

ITEM 11.	CONTROLS AND PROCEDURES.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective at the reasonable assurance level based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no changes in the registrant’s internal controls over financial reporting that occurred during the second fiscal quarter of the period that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

The following exhibits are attached to this Form N-CSR:

EXHIBIT NO.	DESCRIPTION OF EXHIBIT

12 (a) (1)	Code of Ethics that is subject to the disclosure of Item 2 hereof

12 (b) (1)	Certification of Principal Executive Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (b) (2)	Certification of Principal Financial Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (c)	Certification of Principal Executive Officer and Principal Financial Officer Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): AllianceBernstein Income Fund, Inc.

By:	/s/ Robert M. Keith
Robert M. Keith
President

Date: February 25, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Robert M. Keith
Robert M. Keith
President

Date: February 25, 2013

By:	/s/ Joseph J. Mantineo
Joseph J. Mantineo
Treasurer and Chief Financial Officer

Date: February 25, 2013